VANGUARD(R) INTERNATIONAL
STOCK INDEX FUNDS

June 30, 2000

semiannual

[PHOTO]

VANGUARD EUROPEAN
  STOCK INDEX FUND

VANGUARD PACIFIC
  STOCK INDEX FUND

VANGUARD EMERGING MARKETS
  STOCK INDEX FUND

VANGUARD TOTAL INTERNATIONAL
  STOCK INDEX FUND

VANGUARD DEVELOPED
  MARKETS INDEX FUND

VANGUARD INSTITUTIONAL DEVELOPED
  MARKETS INDEX FUND


[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

      In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

      Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

      And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

      However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

      Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

      - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

      - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

      - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

      - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

 CONTENTS

    REPORT FROM THE CHAIRMAN....................................1

    THE MARKETS IN PERSPECTIVE..................................6

    FUND PROFILES...............................................8

    PERFORMANCE SUMMARIES......................................15

    FINANCIAL STATEMENTS.......................................19

 All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
           "500" are trademarks of The McGraw-Hill Companies, Inc.

 Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.

      "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire
                           Associates Incorporated.

REPORT FROM THE CHAIRMAN

Stocks around the world posted mostly weak results during the six months ended June 30, 2000, the first half of the fiscal year for the Vanguard International Stock Index Funds. A rise in the value of the dollar versus other currencies also hurt U.S. investors in foreign stocks.

      Four of the six Vanguard international index funds were in operation throughout the half-year. Each of those four posted a negative return, although each did a good job of tracking its unmanaged benchmark. Our six-month total returns (capital change plus reinvested dividends) ranged from -2.6% for the European Stock Index Fund to -9.1% for the Emerging Markets Stock Index Fund. Japanese equity prices moved slightly lower, leading the Pacific Stock Index Fund to a return of -5.8%, while the Total International Stock Index Fund declined -4.2%. The table at right presents the total return of each fund along with that of its average peer and target index.

---------------------------------------------------
                                    TOTAL RETURNS
                                  SIX MONTHS ENDED
                                    JUNE 30, 2000
---------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND      -2.6%
Average European Region Fund*           -0.2
MSCI Europe Index                       -3.0
---------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND       -5.8%
Average Pacific Region Fund*           -12.0
MSCI Pacific Free Index                 -5.9
---------------------------------------------------
VANGUARD EMERGING MARKETS
  STOCK INDEX FUND                      -9.1%
Average Emerging Markets Fund*          -8.7
Select Emerging Markets Free Index**    -9.6
---------------------------------------------------
VANGUARD TOTAL INTERNATIONAL
  STOCK INDEX FUND                      -4.2%
Average International Fund*             -4.6
Total International Composite Index+    -4.3
---------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Consists of stocks that can be bought free of restrictions in 14 emerging markets of Europe, Asia, Africa, and Latin America.
 +Consists of the MSCI EAFE Index plus the Select Emerging Markets Free Index.


      Late this spring, Vanguard introduced two new international index funds and Institutional Shares for three existing funds. Vanguard Developed Markets Index Fund is a "fund of funds" that invests in our European and Pacific Stock Index Funds in an effort to track the returns of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. This new fund and its sister, Vanguard Institutional Developed Markets Index Fund, had total returns of 3.4% and 2.7%, respectively. The Institutional Shares of the European, Pacific, and Emerging Markets Stock Index Funds gained 3.0%, 3.7%, and 1.7%, respectively. These returns were earned over periods no longer than two months, so they are not useful performance indicators. They are presented merely "for the record."

      Per-share figures for each fund, including its net asset value at the beginning and end of the half-year, any dividends paid from net investment income, and any distributions of net realized capital gains, are presented in the table that follows this letter.

THE PERIOD IN REVIEW

During the six months ended June 30, a complex set of factors tugged at world economies and financial markets. A quickening in the pace of economic growth in many countries and regions--typically good news for corporate earnings and equity prices--brought with it signs of an acceleration in inflation--bad news for bonds and stocks of growth-oriented companies. A steep rise in energy prices, for example, kept consumers and investors around the world fixated on the potential for higher prices across a broad range of products. Uncertainty about the valuation of technology companies further complicated the financial scene.

      Economic growth in the United States continued at an extraordinary pace. In an effort to head off inflation, the Federal Reserve Board boosted the federal funds rate--its target for short-term interest rates--three times during the half-year, by a total of 1.0 percentage point (100 basis points). Policymakers have now raised the target interest rate by 175 basis points in the past 12 months. In Europe, new signs of economic growth also triggered concern about higher prices, which, in turn, resulted in several rate increases by the European Central Bank, including a surprising hike of 0.5 percentage point in early June.

      Japan, the Pacific region's dominant market, showed some signs of recovery during the six months: Unemployment dipped from record highs, first-quarter economic growth was solid, and both consumer spending and corporate investment registered small upticks. However, big questions remain for Japan. Corporate bankruptcies are on the rise, the government's budget shortfall is enormous, and any slowdown in the United States will hurt Japanese exporters.

      As noted, stocks produced lackluster results during the period. The Total International Composite Index, a measure of both developed and emerging markets outside the United States, had a total return in U.S. dollars of -4.3%. The index was virtually flat in local currency terms, but the strength of the dollar acted as a drag on the return to U.S. investors. Developed markets, as measured by the EAFE Index, returned -4.0% in dollars (+0.4% in local currencies). Within the 20 EAFE markets, value stocks--whose low prices in relation to earnings, book value, and dividends reflect lower expectations by the market--outperformed growth stocks, whose prices reflect high expectations for future profitability. Still, both segments posted losses in U.S.-dollar terms (value stocks: -0.4%; growth stocks: -7.9%).

      Major emerging markets also slumped during the six-month period. South Korean, Mexican, and Brazilian stocks, which together accounted for half of the Select Emerging Markets Free Index as of June 30, delivered returns ranging from -0.2% to -6.0% to U.S. investors (-0.1% to -4.4% in local-currency terms). South Africa, which has the benchmark's fourth-largest weighting, sank -15.3% in U.S. dollars (-6.7% in rand). Seven of the ten smaller markets in the index also declined in U.S.-dollar terms.

      Looking at stock returns on a regional basis, Europe was generally stronger than Asia. Exchanges in France, Italy, and Sweden registered returns of 9% or higher in local-currency terms during the six months. Hong Kong and Singapore went the other way, returning -12.8% and -19.7% in local dollars, respectively. Canada was a big winner, returning more than 23% in both U.S. and Canadian dollars for the half-year.

      Overall, European stocks returned 1.3% in euro terms during the half-year, but declined -3.0% in U.S. dollars, as measured by the MSCI Europe Index. The common currency of 11 European nations declined to a low of about $0.90 during the period and has fallen in value by some 20% against the dollar since it was introduced in January 1999. The impact of currency fluctuations on the returns of various broad market indexes is shown in the table on page 3.

      Overall, the Pacific Rim component of the EAFE Index returned -2.6% in local-currency terms, and -5.9% in dollars. The Japanese market--by far the largest market in the index--returned -2.1% in yen and -5.3% in dollars. The yen fell in value by more than 3% versus the dollar during the six months.

      In comparison, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, declined -0.7% during the six months.

-------------------------------------------------------------------------
                                                TOTAL RETURNS
                                       SIX MONTHS ENDED JUNE 30, 2000
                                   --------------------------------------
                                     LOCAL
                                    CURRENCY   CURRENCY      U.S. DOLLAR
INDEX                                RETURN     IMPACT         RETURN
-------------------------------------------------------------------------
Total International Composite Index   -0.1%      -4.2%         -4.3%
-------------------------------------------------------------------------
MSCI Europe Index                      1.7%      -4.7%         -3.0%
MSCI Pacific Free Index               -2.6       -3.3          -5.9
Select Emerging Markets Free Index    -3.5       -6.1          -9.6
-------------------------------------------------------------------------
Wilshire 5000 Index (United States)   -0.7%        --          -0.7%
-------------------------------------------------------------------------


PERFORMANCE
OVERVIEW

The results from our international index funds during the semiannual period demonstrate an elemental fact about index funds: They are designed to track the performance of some slice (large or small) of the financial markets. The strategy succeeds over the long haul by keeping the divergence between the returns of an index fund and its target index to a minimum, so that investors earn, as nearly as possible, the market return. On this score, the four Vanguard international index funds that operated throughout the half-year performed admirably: Each fund did slightly better than its unmanaged benchmark.

      With a total return of -2.6%, the EUROPEAN STOCK INDEX FUND outpaced the MSCI Europe Index by 0.4 percentage point. The EMERGING MARKETS STOCK INDEX FUND returned -9.1%, half a percentage point better than the Select Emerging Markets Free Index. The PACIFIC and TOTAL INTERNATIONAL STOCK INDEX FUNDS, which returned -5.8% and -4.2%, respectively, each edged their index standards by 0.1 percentage point. As of June 30, Total International--a fund of funds that invests in our European, Pacific, and Emerging Markets Stock Index Funds in proportion to the weightings of their target indexes within the Total International Composite Index--had about 60% of its assets in the European fund, 30% in the Pacific fund, and 10% in the Emerging Markets fund.

      Our results versus competing funds--the majority of which are actively managed--were mixed. The Pacific and Total International Funds outperformed the average returns of their peers by 6.2 and 0.4 percentage points, respectively. But the European and Emerging Markets Funds trailed the average return from competing funds by 2.4 and 0.4 percentage points, respectively.

      Our expense ratios--0.29% of average net assets for the European Stock Index Fund, 0.37% for the Pacific Stock Index Fund, and 0.58% for the Emerging Markets Stock Index Fund--continue to be far lower than those of typical mutual funds. (Unlike many funds of funds, the Total International Stock Index Fund does not charge a special fee for wrapping together shares in other funds. Its investors simply bear the expenses of the underlying funds--0.34% at present.) As of June 30, the average expense ratios of competing funds were 1.73% for European funds, 2.72% for Pacific funds, 2.19% for emerging-market funds, and 1.72% for diversified international funds. We believe that our low costs provide our funds--and thus our shareholders--with a powerful advantage over long periods, but they do not guarantee superior performance over the short run.

IN SUMMARY

During the first half of 2000, we witnessed significant price fluctuations in the world's stock and currency markets, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in the global financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.

      At Vanguard, we maintain our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of low-cost domestic and international stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Then, once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.


/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

July 27, 2000


IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

FUND STATISTICS

------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED JUNE 30, 2000
                                                                --------------------------------------------
                                  NET ASSET VALUE PER SHARE     DISTRIBUTIONS PER SHARE  DIVIDENDS PER SHARE
                                -----------------------------      FROM NET REALIZED          FROM NET
INDEX FUND                      DEC. 31, 1999*  JUNE 30, 2000        CAPITAL GAINS        INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
European                             $28.82         $28.03              $0.05                  --
Pacific                               12.22          11.51                --                   --
Emerging Markets                      12.50          11.35                --                  $0.01
Total International                   14.31          13.67               0.04                  --
Developed Markets                     10.00          10.34                --                   --
Institutional Developed Markets       10.00          10.27                --                   --
------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------
European                             $27.22         $28.03                --                   --
Pacific                               11.10          11.51                --                   --
Emerging Markets                      11.16          11.35                --                   --
------------------------------------------------------------------------------------------------------------

*Net asset values are as of the inception date for the Developed Markets Index
 Fund (May 8, 2000), Institutional Developed Markets Index Fund (June 1, 2000), and the Institutional Shares of the European, Pacific, and Emerging Markets Stock Index Funds (May 15, 2000, for European and Pacific; June 22, 2000, for Emerging Markets).

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.

      Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.

----------------------------------------------------------------------
                                                TOTAL RETURNS
                                        PERIODS ENDED JUNE 30, 2000
                                      --------------------------------
                                      6 MONTHS     1 YEAR    5 YEARS*
----------------------------------------------------------------------
STOCKS
   S&P 500 Index                        -0.4%       7.2%      23.8%
   Russell 2000 Index                    3.0       14.3       14.3
   Wilshire 5000 Index                  -0.7       10.0       22.6
   MSCI EAFE Index                      -4.0       17.4       11.6
----------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index           4.0%       4.6%       6.3%
   Lehman 10 Year Municipal Bond Index   4.0        4.5        6.0
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index             2.8        5.3        5.2
----------------------------------------------------------------------
OTHER
   Consumer Price Index                  2.4%       3.7%       2.5%
----------------------------------------------------------------------

*Annualized.


      The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

U.S. STOCK MARKETS

Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

      When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS

The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.

      The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.

      Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS

International stock markets were generally unprofitable for U.S. investors due to lack-luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.

      In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.

      The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

FUND PROFILE
EUROPEAN STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------
                            EUROPEAN          MSCI
                         STOCK INDEX        EUROPE
----------------------------------------------------
Number of Stocks                 542           529
Turnover Rate                    8%*            --
Expense Ratio                 0.29%*            --
Expense Ratio--
  Institutional Shares        0.20%*            --
Cash Investments                0.0%            --

*Annualized.

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------------
Nokia Oyj                                    3.7%
Vodafone Airtouch PLC                        3.7
BP Amoco PLC                                 3.3
Deutsche Telekom AG                          2.6
Telefonaktiebolaget
  LM Ericsson AB Class B                     2.3
France Telecom SA                            2.2
Royal Dutch Petroleum Co.                    2.0
Novartis AG (Registered)                     1.7
TotalFinaElf                                 1.7
Glaxo Wellcome PLC                           1.6
---------------------------------------------------
Top Ten                                     24.8%

VOLATILITY MEASURES
---------------------------------------------------
                            EUROPEAN          MSCI
                         STOCK INDEX          EAFE
---------------------------------------------------
R-Squared                       0.87          1.00
Beta                            0.93          1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------
                                                      JUNE 30, 1999               JUNE 30, 2000
-------------------------------------------------------------------------------------------------------
                                                        EUROPEAN             EUROPEAN           MSCI
                                                       STOCK INDEX          STOCK INDEX        EUROPE
-------------------------------------------------------------------------------------------------------
Austria............................................        0.4%                0.3%             0.3%
Belgium............................................        2.2                 1.2              1.2
Denmark............................................        1.1                 1.1              1.2
Finland............................................        2.7                 4.6              4.6
France.............................................       13.8                16.2             17.0
Germany............................................       14.3                12.7             12.7
Ireland............................................        0.6                 0.5              0.5
Italy..............................................        6.4                 6.6              6.6
Netherlands........................................        8.2                 8.9              8.1
Norway.............................................        0.6                 0.6              0.6
Portugal...........................................        0.8                 0.7              0.7
Spain..............................................        4.3                 4.1              3.9
Sweden.............................................        3.5                 5.0              5.0
Switzerland........................................        9.7                 8.6              8.6
United Kingdom.....................................       30.4                28.9             29.0
United States......................................        1.0                 0.0              0.0
-------------------------------------------------------------------------------------------------------
Total                                                    100.0%              100.0%           100.0%

ALLOCATION TO UNDERLYING VANGUARD FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FUND PROFILE
PACIFIC STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------
                                              MSCI
                             PACIFIC       PACIFIC
                         STOCK INDEX          FREE
---------------------------------------------------
Number of Stocks                 423           424
Turnover Rate                    3%*            --
Expense Ratio                 0.37%*            --
Expense Ratio--
  Institutional Shares        0.29%*            --
Cash Investments                0.2%            --

*Annualized.

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------------
Toyota Motor Corp.                           5.3%
Nippon Telegraph and Telephone Corp.         5.2
Sony Corp.                                   2.6
Fujitsu Ltd.                                 2.1
Takeda Chemical Industries Ltd.              1.8
The Bank of Tokyo-Mitsubishi Ltd.            1.7
Hutchison Whampoa Ltd.                       1.6
Matsushita Electric Industrial Co., Ltd.     1.6
NEC Corp.                                    1.6
Hitachi Ltd.                                 1.5
---------------------------------------------------
Top Ten                                     25.0%

VOLATILITY MEASURES
---------------------------------------------------
                             PACIFIC          MSCI
                         STOCK INDEX          EAFE
---------------------------------------------------
R-Squared                       0.69          1.00
Beta                            1.15          1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------------------
                                                      JUNE 30, 1999               JUNE 30, 2000
                                                  --------------------------------------------------------
                                                         PACIFIC            PACIFIC            MSCI
                                                       STOCK INDEX        STOCK INDEX      PACIFIC FREE
----------------------------------------------------------------------------------------------------------
Australia.......................................           9.6%               8.3%              8.4%
Hong Kong.......................................           8.5                6.3               6.3
Japan...........................................          78.0               81.9              81.9
Malaysia........................................           0.0                0.0               0.0
New Zealand.....................................           0.7                0.5               0.4
Singapore.......................................           3.2                3.0               3.0
----------------------------------------------------------------------------------------------------------
Total                                                    100.0%             100.0%            100.0%

FUND PROFILE
EMERGING MARKETS STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------
                    EMERGING MARKETS
                         STOCK INDEX        INDEX*
---------------------------------------------------
Number of Stocks                 495           473
Turnover Rate                  40%**            --
Expense Ratio                0.58%**            --
Expense Ratio--
  Institutional Shares       0.45%**            --
Cash Investments                4.1%            --

 *Select Emerging Markets Free Index.
**Annualized.

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------------
Samsung Electronics                          6.7%
Telefonos de Mexico SA                       5.5
SK Telecom Co., Ltd.                         3.4
Korea Electric Power Corp.                   2.3
Check Point Software Technologies Ltd.       2.0
Petroleo Brasileiro SA Pfd.                  1.8
Hellenic Telecommunication
  Organization SA                            1.6
Turkiye Is Bankasi A.S.                      1.5
Cia Vale Do Rio Pfd. A                       1.4
Wal-Mart de Mexico SA                        1.4
---------------------------------------------------
Top Ten                                     27.6%

VOLATILITY MEASURES
---------------------------------------------------
                    EMERGING MARKETS          MSCI
                         STOCK INDEX          EAFE
---------------------------------------------------
R-Squared                       0.63          1.00
Beta                            1.58          1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------------------
                                                      JUNE 30, 1999               JUNE 30, 2000
                                                  --------------------------------------------------------
                                                    EMERGING MARKETS      EMERGING MARKETS
                                                       STOCK INDEX           STOCK INDEX        INDEX*
----------------------------------------------------------------------------------------------------------
Argentina........................................          3.4%                  3.0%             3.0%
Brazil   ........................................         12.3                  15.1             14.8
Czech Republic...................................          1.1                   1.0              1.0
Greece...........................................          8.8                   7.3              7.4
Hong Kong........................................         13.8                   0.0              0.0
Hungary..........................................          1.7                   1.7              1.7
Indonesia........................................          3.4                   1.6              1.7
Israel...........................................          4.1                   7.6              8.0
Malaysia.........................................          0.0                   0.0              0.0
Mexico...........................................         17.2                  15.8             16.2
Philippines......................................          2.7                   1.3              1.4
Poland...........................................          1.8                   1.9              2.1
Singapore........................................          5.7                   0.0              0.0
South Africa.....................................         15.7                  13.7             13.9
South Korea......................................          0.0                  21.1             19.9
Thailand.........................................          5.4                   3.1              3.0
Turkey...........................................          2.9                   5.8              5.9
----------------------------------------------------------------------------------------------------------
Total                                                    100.0%                100.0%           100.0%

*Select Emerging Markets Free Index.

FUND PROFILE
TOTAL INTERNATIONAL STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------
Expense Ratio                                   0%
Average Weighted Expense Ratio*              0.34%

*For underlying funds; annualized.

ALLOCATION TO UNDERLYING
VANGUARD FUNDS
---------------------------------------------------
European Stock Index Fund                   60.6%
Pacific Stock Index Fund                    29.7
Emerging Markets Stock Index Fund            9.7
---------------------------------------------------
Total                                      100.0%

VOLATILITY MEASURES
----------------------------------------------------
                TOTAL INTERNATIONAL           MSCI
                         STOCK INDEX          EAFE
----------------------------------------------------
R-Squared                       0.99          1.00
Beta                            1.06          1.00

FUND PROFILE
DEVELOPED MARKETS INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
---------------------------------------------------
Expense Ratio                                   0%
Average Weighted Expense Ratio*              0.32%

*For underlying funds; annualized.

ALLOCATION TO UNDERLYING
VANGUARD FUNDS
---------------------------------------------------
European Stock Index Fund                   67.1%
Pacific Stock Index Fund                    32.9
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------
Expense Ratio                                   0%
Average Weighted Expense Ratio*              0.23%

*For underlying funds; annualized.

ALLOCATION TO UNDERLYING
VANGUARD FUNDS
---------------------------------------------------
European Stock Index Fund                   67.4%
Pacific Stock Index Fund                    32.6
---------------------------------------------------
Total                                      100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

EUROPEAN STOCK INDEX FUND
TOTAL INVESTMENT RETURNS: JUNE 18, 1990-JUNE 30, 2000
------------------------------------------------------
            EUROPEAN STOCK INDEX FUND    MSCI EUROPE
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
------------------------------------------------------
1990        -8.7%     1.5%      -7.2%      -6.4%
1991         9.5      2.9       12.4       14.1
1992        -5.9      2.6       -3.3       -3.9
1993        27.3      1.8       29.1       29.3
1994        -0.5      2.4        1.9        2.8
1995        19.6      2.7       22.3       22.1
1996        18.6      2.7       21.3       21.4
1997        22.0      2.2       24.2       23.7
1998        26.3      2.6       28.9       28.7
1999        14.6      2.0       16.6       15.8
2000*       -2.6      0.0       -2.6       -3.0
------------------------------------------------------

*Six months ended June 30, 2000.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

EUROPEAN STOCK INDEX FUND
INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS:
MAY 15, 2000-JUNE 30, 2000
-----------------------------------------------------
            EUROPEAN STOCK INDEX FUND
               INSTITUTIONAL SHARES      MSCI EUROPE
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
PERIOD     RETURN    RETURN     RETURN     RETURN
-----------------------------------------------------
2000        3.0%      0.0%       3.0%       3.7%
-----------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
---------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                         -----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
European Stock Index Fund*               6/18/1990    15.76%     18.80%      10.91%     2.32%     13.23%
European Stock Index Fund
  Institutional Shares                   5/15/2000      --         --         2.98**    0.00**     2.98**
---------------------------------------------------------------------------------------------------------

 *Performance figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

PACIFIC STOCK INDEX FUND
TOTAL INVESTMENT RETURNS: JUNE 18, 1990-JUNE 30, 2000
------------------------------------------------------
            PACIFIC STOCK INDEX FUND    MSCI PACIFIC
                                            FREE
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
------------------------------------------------------
1990       -14.3%     0.3%      -14.0%     -15.0%
1991        10.0      0.7        10.7       11.5
1992       -18.7      0.5       -18.2      -18.5
1993        34.7      0.8        35.5       36.1
1994        12.2      0.8        13.0       12.8
1995         1.7      1.0         2.7        2.9
1996        -8.6      0.8        -7.8       -8.2
1997       -26.5      0.8       -25.7      -25.7
1998         1.6      0.8         2.4        2.6
1999        55.9      1.2        57.1       56.4
2000*       -5.8      0.0        -5.8       -5.9
------------------------------------------------------

*Six months ended June 30, 2000.

See Financial Highlights table on page 47 for dividend information for the past five years.

PACIFIC STOCK INDEX FUND
INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS:
MAY 15, 2000-JUNE 30, 2000
-----------------------------------------------------
            PACIFIC STOCK INDEX FUND    MSCI PACIFIC
              INSTITUTIONAL SHARES          FREE
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
PERIOD     RETURN    RETURN     RETURN     RETURN
-----------------------------------------------------
2000        3.7%      0.0%       3.7%       4.2%
-----------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
---------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                         -----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Pacific Stock Index Fund*                 6/18/1990   22.21%     2.50%       1.71%      0.77%     2.48%
Pacific Stock Index Fund
  Institutional Shares                    5/15/2000     --        --         3.69**     0.00**    3.69**
---------------------------------------------------------------------------------------------------------

 *Performance figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

EMERGING MARKETS STOCK INDEX FUND
TOTAL INVESTMENT RETURNS: MAY 4, 1994-JUNE 30, 2000
------------------------------------------------------
        EMERGING MARKETS STOCK INDEX FUND   INDEX*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
------------------------------------------------------
1994         9.1%     0.7%        9.8%       3.8%
1995        -1.1      1.7         0.6        0.0
1996        14.2      1.6        15.8       15.2
1997       -18.7      1.9       -16.8      -16.4
1998       -20.7      2.6       -18.1      -18.4
1999        58.0      3.6        61.6       60.9
2000**      -9.2      0.1        -9.1       -9.6
------------------------------------------------------

 *Select Emerging Markets Free Index consists of stocks that can be bought free of restrictions in 14 emerging markets of Europe, Asia, Africa, and Latin America.
**Six months ended June 30, 2000.

See Financial Highlights table on page 48 for dividend information for the past five years.

EMERGING MARKETS STOCK INDEX
FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS:
JUNE 22, 2000-JUNE 30, 2000
-----------------------------------------------------
        EMERGING MARKETS STOCK INDEX FUND
               INSTITUTIONAL SHARES         INDEX*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
PERIOD     RETURN    RETURN     RETURN     RETURN
-----------------------------------------------------
2000        1.7%      0.0%       1.7%       1.7%
-----------------------------------------------------

*Select Emerging Markets Free Index consists of stocks that can be bought free of restrictions in 14 emerging markets of Europe, Asia, Africa, and Latin America.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
---------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                         -----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Emerging Markets Stock Index Fund*         5/4/1994    9.82%     2.89%        1.97%     1.94%     3.91%
Emerging Markets Stock Index Fund
  Institutional Shares**                  6/22/2000     --         --         0.69      0.00      0.69
---------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INTERNATIONAL STOCK INDEX FUND
TOTAL INVESTMENT RETURNS: APRIL 29, 1996-JUNE 30, 2000
----------------------------------------------------------
       TOTAL INTERNATIONAL STOCK INDEX FUND   COMPOSITE*
FISCAL     CAPITAL   INCOME      TOTAL          TOTAL
YEAR       RETURN    RETURN     RETURN         RETURN
----------------------------------------------------------
1996        -1.0%     1.6%       0.6%           0.6%
1997        -2.5      1.7       -0.8           -0.8
1998        13.5      2.1       15.6           15.9
1999        28.0      1.9       29.9           28.1
2000**      -4.2      0.0       -4.2           -4.3
----------------------------------------------------------

*Total International Composite Index consists of the MSCI EAFE Index plus the
 Select Emerging Markets Free Index.
**Six months ended June 30, 2000.

See Financial Highlights table on page 49 for dividend and capital gains information since inception.

DEVELOPED MARKETS INDEX FUND
TOTAL INVESTMENT RETURNS:
MAY 8, 2000-JUNE 30, 2000
-----------------------------------------------------
          DEVELOPED MARKETS INDEX FUND    MSCI EAFE
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
PERIOD     RETURN    RETURN     RETURN     RETURN
-----------------------------------------------------
2000        3.4%      0.0%       3.4%       3.6%
-----------------------------------------------------

INSTITUTIONAL DEVELOPED
MARKETS INDEX FUND
TOTAL INVESTMENT RETURNS:
JUNE 1, 2000-JUNE 30, 2000
-----------------------------------------------------
             INSTITUTIONAL DEVELOPED
                MARKETS INDEX FUND       MSCI EAFE
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
PERIOD     RETURN    RETURN     RETURN     RETURN
-----------------------------------------------------
2000        2.7%      0.0%       2.7%       4.1%
-----------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION
                                                    INCEPTION              -----------------------------
                                                      DATE       1 YEAR     CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------------------------------
Total International Stock Index Fund*               4/29/1996    17.02%       7.33%     1.73%     9.06%
Developed Markets Index Fund*                        5/8/2000      --         3.40      0.00      3.40
Institutional Developed Markets Index Fund           6/1/2000      --         2.70      0.00      2.70
--------------------------------------------------------------------------------------------------------

*Performance figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. European, Pacific, and Emerging Markets Stock Index Fund securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; for the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds, the Statement lists investments in shares of each Vanguard International Stock Index fund. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
EUROPEAN STOCK INDEX FUND                           SHARES            (000)
---------------------------------------------------------------------------
COMMON STOCKS (99.8%)(1)
---------------------------------------------------------------------------
AUSTRIA (0.3%)
  Bank Austria AG                                  112,375       $    5,496
  Oesterreichische
    Elektrizitaetswirtschafts AG
    Class A                                         27,330            2,816
  OMV AG                                            21,487            1,874
  Wienerberger
    Baustoffindustrie AG                            67,767            1,545
  EA-Generali AG                                     7,474            1,207
  Flughafen Wien AG                                 18,792              672
  Austria Tabak AG                                  17,652              656
  VA Technologies AG                                12,374              655
  BWT Best Water Technology AG                       1,732              612
  Mayr-Melnhof Karton AG                            10,306              490
  Oesterreichische Brau-
    Beteiligungs AG                                  9,557              435
  Austrian Airlines AG                              29,501              428
  Boehler-Uddeholm AG                               11,254              395
  RHI AG                                            16,068              393
  Lenzing AG                                         4,427              263
  Bau Holding AG                                     5,783              243
  Bau Holding AG Pfd.                                3,205              132
                                                                 ----------
                                                                     18,312
                                                                 ----------
BELGIUM (1.2%)
  Fortis AG (B)                                    671,748           19,627
  Electrabel SA                                     52,058           12,920
  Kredietbank NPV                                  251,460           11,112
  Groupe Bruxelles Lambert SA                       22,435            5,624
  Solvay SA                                         76,971            5,202
  UCB SA                                           133,448            4,922
  Delhaize-Le Lion SA                               48,018            2,884
  Colruyt NV                                        47,234            2,009
  Barco NV                                          15,898            1,791
  D'Ieteren SA                                       6,100            1,550
  Bekaert NV                                        29,159            1,512
  Union Miniere SA                                  29,739            1,083
  Glaverbel SA                                      12,436              930
  Compagnie Maritime Belge
    SA (CMB)                                        16,085              848
                                                                 ----------
                                                                     72,014
                                                                 ----------
DENMARK (1.1%)
  Tele Danmark A/S                                 199,545           13,487
  Novo Nordisk A/S B Shares                         67,398           11,519
  D/S 1912 B Shares                                    982           10,473
  D/S Svendborg B Shares                               680           10,092
  Den Danske Bank A/S                               48,274            5,831
  Vestas Wind Systems A/S                           78,750            2,904
- ISS A/S                                           34,813            2,662
  William Demant A/S                                61,765            1,833
  Danisco A/S                                       51,913            1,741
  Group 4 Falck A/S                                 10,194            1,643
  Carlsberg A/S A Shares                            40,252            1,190
  NKT Holding A/S                                    6,284            1,050
- Navision Software A/S                             22,876              955
  Carlsberg A/S B Shares                            23,536              717

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
EUROPEAN STOCK INDEX FUND                           SHARES            (000)
---------------------------------------------------------------------------
  FLS Industries A/S B Shares                       44,850       $      692
- Topdanmark A/S                                    29,239              481
  Bang & Olufsen Holding A/S
    B Shares                                        12,487              427
  SAS Danmark A/S                                   39,284              331
- East Asiatic Co. A/S                              18,994              283
  Radiometer A/S B Shares                            6,516              206
                                                                 ----------
                                                                     68,517
                                                                 ----------
FINLAND (4.6%)
  Nokia Oyj                                      4,451,844          228,097
  Sonera Oyj                                       679,654           31,110
  UPM-Kymmene Oyj                                  239,652            5,973
  Tieto Corp. B Shares                              69,100            2,315
  Sampo Insurance Co., Ltd.
    A Shares                                        53,088            2,163
  Metso Oyj                                        116,674            1,409
  Hartwall Oyj Abp                                  62,571            1,260
  Kone Corp. Oyj B shares                           18,701            1,129
  Outokumpu Oyj A Shares                           112,629            1,080
  Pohjola Group Insurance                           25,834              917
  Kesko Oyj                                         79,945              816
  Instrumentarium Corp.                             28,173              675
  Metra Oyj B Shares                                36,040              624
  Uponor Oyj                                        31,205              591
  Kemira Oyj                                       113,066              553
  Rautaruuki Oyj                                   115,965              550
  Amer Group Ltd.                                   18,806              519
  Pohjola Group Insurance Corp.                     13,919              487
  Stockmann AB Oyj B Shares                         26,078              399
  Stockmann AB Oyj A Shares                         24,076              381
  Finnlines Oyj                                     16,979              369
  Raisio Group PLC                                 147,711              293
  Metra Oyj A Shares                                12,233              235
                                                                 ----------
                                                                    281,945
                                                                 ----------
FRANCE (16.2%)
  France Telecom SA                                942,903          132,325
  Total Fina Elf                                   682,016          104,996
  Alcatel                                        1,087,257           71,601
  AXA                                              355,913           56,294
  L'Oreal SA                                        62,058           53,956
  Aventis SA                                       713,098           52,259
  Vivendi                                          548,862           48,641
  Carrefour SA                                     635,825           43,640
  BNP Paribas                                      414,883           40,088
  LVMH Moet Hennessy Louis
    Vuitton SA                                      90,291           37,382
  Sanofi-Synthelabo SA                             666,924           31,901
  Suez Lyonnaise des Eaux                          181,359           31,901
  Pinault-Printemps-Redoute SA                     108,658           24,238
  Societe Generale Class A                         382,328           23,089
  Bouygues SA                                       29,699           19,928
  Cap Gemini SA                                    111,514           19,722
  Canal Plus SA                                    115,728           19,525
  Groupe Danone                                    137,960           18,382
  Sagem SA                                           9,667           11,379
  L'Air Liquide SA (Registered)                     82,784           10,840
- Cie. de St. Gobain SA                             79,753           10,825
  Schneider Electric SA                            147,908           10,350
  Dassault Systemes SA                             103,696            9,711
  Lagardere SCA                                    125,553            9,628
  PSA Peugeot Citroen SA                            40,733            8,208
  Lafarge SA                                        96,093            7,498
  Accor SA                                         173,859            7,155
  Etablissements Economiques du
    Casino Guichard-Perrachon SA                    72,048            6,699
  Thomson-CSF SA                                   153,207            6,060
  Sodexho Alliance SA                               30,498            5,555
  Valeo SA                                          75,020            4,027
  Compagnie Generale des
    Etablissements Michelin SA
    B Shares                                       118,223            3,809
  Publicis SA                                        8,371            3,298
  Pechiney SA A Shares                              72,851            3,052
  Essilor International SA                           9,836            2,830
  Usinor Sacilor SA                                226,199            2,771
  Pernod Ricard SA                                  49,657            2,713
  Sidel SA                                          30,501            2,484
  Societe BIC SA                                    49,675            2,443
  Eridania Beghin-Say SA                            23,437            2,305
  Coflexip SA                                       16,795            2,045
- Club Mediterranee SA                              14,832            2,018
  Gecina                                            16,900            1,816
  Cie. Francaise d'Etudes
    et de Construction SA                           14,421            1,751
- Imerys                                            14,587            1,700
  Eurafrance                                         3,111            1,496
  Simco SA                                          20,260            1,486
  Union du Credit-Bail
    Immobilier (Bearer)                              9,653            1,342
  Groupe GTM                                        14,279            1,341
  Etablissements Economiques du
    Casino Guichard-Perrachon
    SA Pfd.                                         16,369            1,010
  Zodiac SA                                          4,650              950
  Groupe SEB SA                                     13,164              774
  Cie. Parisienne de
    Reescompte SA                                   19,073              704
  Nord-Est SA                                       16,405              397
  Chargeurs SA                                       5,369              309
                                                                 ----------
                                                                    982,647
                                                                 ----------
GERMANY (12.7%)
  Deutsche Telekom AG                            2,775,762          159,117
  Siemens AG                                       547,745           82,960
  Allianz AG                                       224,273           80,899
  Muenchener
    Rueckversicherungs-
    Gesellschaft AG (Registered)                   162,236           51,165
  Deutsche Bank AG                                 565,670           46,742
  DaimlerChrysler AG                               588,127           30,799
  Bayer AG                                         673,417           26,389
  SAP AG                                           168,435           25,268
  Bayerische Hypo-und
    Vereinsbank AG                                 385,183           24,982
  BASF AG                                          563,945           22,759
  SAP AG Pfd.                                      120,420           22,359
  E.On AG                                          438,988           21,251
  Dresdner Bank AG                                 480,772           19,863
  DaimlerChrysler AG                               327,337           17,042
  RWE AG                                           436,470           14,853
  E.On AG Fractions                                250,295           12,116

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
---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                    SHARES            (000)
---------------------------------------------------------------------------
  Volkswagen AG                                    286,783       $   10,911
  Schering AG                                      184,833           10,170
  Metro AG                                         248,319            8,805
  Deutsche Lufthansa AG New                        341,561            7,927
  Thyssen Krupp AG                                 471,505            7,706
  EM.TV & Merchandising AG                         112,238            6,638
  Fresenius Medical Care AG                         80,104            6,413
  Beiersdorf AG                                     74,875            6,316
  Preussag AG                                      146,994            4,770
  Merck KGaA                                       152,401            4,646
  Linde AG                                          98,541            3,977
  WCM Beteiligungs-und
    Grundbesitz AG                                 160,409            3,736
  Heidelberger Zement AG                            56,838            3,520
  Man AG                                           100,938            3,063
  Karstadt Quelle AG                               105,031            2,749
  Kamps AG                                          73,124            2,348
  Adidas-Salomon AG                                 41,718            2,317
  Volkswagen AG Pfd.                                90,879            2,139
  Gehe AG                                           63,554            2,041
  Continental AG                                   115,890            1,944
  RWE AG Pfd.                                       68,644            1,872
  Hochtief AG                                       60,886            1,841
- SGL Carbon AG                                     18,784            1,255
  Douglas Holding AG                                29,552              878
  Dyckerhoff AG Pfd.                                30,502              775
  Man AG Pfd.                                       31,644              655
  Buderus AG                                        40,658              643
  Metro AG Pfd.                                     19,676              460
  Bilfinger & Berger Bau AG                         27,953              378
  AGIV AG                                           31,143              336
  Fag Kugelfischer Georg
    Schaefer AG                                     37,080              277
  Rheinmetall AG                                    21,596              275
- Kloeckner-Humbolt-Deutz AG                        57,724              263
- Brau und Brunnen AG                                5,621              241
  IWKA AG                                           11,818              187
  Rheinmetall AG Pfd.                               19,524              183
  Escada AG                                            851              100
  Escada AG Pfd.                                       918               92
  Holsten-Brauerei AG                                2,413               42
- Holsten-Brauerei AG
    Rights Exp. 7/12/2000                            2,413                2
                                                                 ----------
                                                                    771,455
                                                                 ----------
IRELAND (0.5%)
  Allied Irish Banks PLC                           791,336            7,108
  CRH PLC                                          343,023            6,215
  Eircom PLC                                     1,999,790            5,367
  Irish Life & Permanent PLC                       302,133            2,557
- Ryanair Holdings PLC                             316,160            2,303
  Kerry Group PLC A Shares                         144,857            1,901
  Jefferson Smurfit Group PLC                      969,928            1,674
  Independent News & Media PLC                     454,768            1,657
  DCC PLC                                           83,852              745
  Waterford Wedgewood PLC                          619,439              677
  Greencore Group PLC                              167,404              449
  Jurys Hotel Group PLC                             48,362              290
  Fyffes PLC                                       257,355              266
  Irish Continental Group PLC                       28,291              231
- Tullow Oil PLC                                   254,138              195
                                                                 ----------
                                                                     31,635
                                                                 ----------
ITALY (6.6%)
  Telecom Italia Mobile SpA                      6,003,181           61,574
  Telecom Italia SpA                             3,346,611           46,196
  Ente Nazionale
    Idrocarburi SpA                              7,412,371           42,988
  Assicurazioni Generali SpA                     1,147,923           39,504
  Enel SpA                                       6,711,050           29,850
  San Paolo-IMI SpA                              1,282,446           22,853
  Credito Italiano SpA                           4,304,951           20,675
  Banca Intesa SpA                               4,284,960           19,264
  Mediaset SpA                                   1,069,793           16,408
- Olivetti SpA                                   4,398,946           16,066
  Fiat SpA                                         345,969            9,014
  Telecom Italia Mobile
    SpA Risp.                                    1,509,034            7,623
  Riunione Adriatica di
    Sicurta SpA                                    666,453            7,347
  Banca di Roma SpA                              4,883,150            6,020
  Telecom Italia SpA Risp.                         870,614            5,800
  Pirelli SpA                                    1,732,435            4,575
  Mediobanca Banca Di
    Credito Finanziaria SpA                        386,000            3,996
  Benetton Group SpA                             1,853,188            3,890
  Bulgari SpA                                      278,505            3,738
  Italgas SpA                                      731,147            3,245
- Alitalia SpA                                   1,485,717            3,076
  Mondadori (Arnoldo)
    Editore SpA                                    118,063            2,705
  Autogrill SpA                                    246,266            2,637
  Italcementi SpA                                  234,124            2,211
  Parmalat Finanziaria SpA                       1,407,280            1,994
  Banca Intesa SpA
    Non-Convertible Risp.                          833,794            1,982
- La Rinascente SpA                                320,287            1,824
  Magneti Marelli SpA                              336,804            1,763
  Banco Popolare di Milano SpA                     243,508            1,762
  Fiat SpA Risp.                                   120,357            1,663
  Fiat SpA Pfd.                                     91,575            1,496
  Societa Assicuratrice
    Industriale SpA                                 77,098            1,371
  SNIA BPD SpA                                   1,122,206            1,123
  Marzotto & Figli SpA                             113,083              927
  Cementir SpA                                     507,771              801
  Impregilo SpA                                  1,319,009              754
  Sirti SpA                                        448,752              751
  Pirelli SpA Risp.                                290,801              641
  Italcementi Risp. SpA                            177,474              599
  Societa Assicuratrice
    Industriale Risp. SpA                           67,437              524
- La Rinascente SpA Risp.                          133,495              468
  Reno De Medici SpA                               216,866              441
  Danieli & Co. SpA                                 67,471              314
  Danieli & Co. Risp. SpA                          101,881              227
  Marzotto & Figli SpA Risp.                        24,066              217
                                                                 ----------
                                                                    402,897
                                                                 ----------
NETHERLANDS (8.9%)
  Royal Dutch Petroleum Co.                      1,962,466          122,466
  ING Groep NV                                     892,213           60,553
  Koninklijke (Royal)
    Philips Electronics NV                       1,243,216           58,872
  STMicroelectronics NV                            795,789           50,347

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
---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
EUROPEAN STOCK INDEX FUND                           SHARES            (000)
---------------------------------------------------------------------------
  Koninklijke KPN NV                               873,598       $   39,233
  Aegon NV                                       1,062,796           37,970
  ABN-AMRO Holding NV                            1,345,510           33,096
  Unilever NV                                      517,300           23,827
  Koninklijke Ahold NV                             668,801           19,765
  Heineken NV                                      282,687           17,275
- ASM Lithography Holdings NV                      382,457           16,505
  TNT Post Group NV                                433,897           11,750
  Akzo Nobel NV                                    265,496           11,325
  Elsevier NV                                      604,873            7,358
  Wolters Kluwer NV                                252,910            6,764
  Aegon NV ARS                                     161,826            5,765
  Getronics NV                                     303,039            4,691
  Hagemeyer NV                                      99,241            2,747
  Buhrmann NV                                       85,244            2,447
  KLM Royal Dutch Airlines NV                       52,023            1,406
  Oce NV                                            70,751            1,163
  IHC Caland NV                                     21,904            1,071
  Vedior NV                                         84,993            1,055
  Koninklijke Vopak NV                              46,986            1,036
- Baan Co. NV                                      194,618              532
  Stork NV                                          28,623              390
  Nedlloyd Groep NV                                 19,279              375
  Hollandsche Beton Groep NV                        28,641              339
                                                                 ----------
                                                                    540,123
                                                                 ----------
NORWAY (0.5%)
  Norsk Hydro ASA                                  248,992           10,487
  Orkla ASA                                        193,219            3,685
  DNB Holding ASA                                  806,994            3,361
  Christiania Bank Og
    Kreditkasse ASA                                599,210            3,232
  Tomra Systems ASA                                 74,355            1,979
- Petro Geo-Services ASA                            96,418            1,653
  Storebrand ASA                                   226,830            1,645
  Schibsted ASA                                     64,488            1,200
  Bergesen D.Y. ASA A Shares                        49,389            1,017
  Norske Skogindustrier ASA
    A Shares                                        26,657              764
- Merkantildata ASA                                140,671              726
  Elkem ASA                                         36,126              680
- Kvaerner ASA                                      50,504              532
  Bergesen D.Y. ASA B Shares                        26,906              518
  Smedvig ASA A Shares                              22,172              401
  SAS Norge ASA B Shares                            40,804              344
  Hafslund ASA A Shares                             74,258              343
  Smedvig ASA B Shares                              19,570              321
  Norske Skogindustrier ASA
    B Shares                                         9,561              230
- Lief Hoegh & Co. ASA                              24,218              224
- Unitor ASA                                        19,885              147
- Kvaerner ASA B Shares                             14,740              129
  Hafslund ASA B Shares                             38,454              126
- Kvaerner ASA A Rights
    Exp. 7/12/2000                                  45,004               25
- Kvaerner ASA B Rights
    Exp. 7/12/2000                                  14,740                5
                                                                 ----------
                                                                     33,774
                                                                 ----------
PORTUGAL (0.7%)
  Portugal Telecom SA
    (Registered)                                   939,519           10,591
  Electricidade de Portugal SA                     539,843            9,843
  Banco Comercial Portugues SA                     549,510            2,871
- Sonae SGPS SA                                  1,599,440            2,821
  Banco Espirito Santo SA                          108,909            2,683
  Banco Comercial Portugues SA
    8.00% Cvt. Pfd.                                 27,639            2,667
  Brisa-Auto Estradas de
    Portugal SA                                    265,409            2,295
  Cimpor-Cimento de Portugal SA                    118,350            2,269
  Jeronimo Martins & Filho
    SGPS SA                                         90,148            1,492
  BPI-SGPS SA                                      299,355            1,062
  Portucel Industrial-Empresa
    Productora de Cellulosa SA                     111,970              682
  Companhia de
    Seguros Tranquilidade SA                        14,140              447
  CIN Corporacao Industrial SA                      69,390              388
- Sonae SGPS SA Rights
    Exp. 7/19/2000                                 399,860              382
  Corticeira Amorin SA                              23,869              207
- Efacec-Empresa Fabrilde
    Maquinas Electricas SA                          31,229              198
  Inapa-Investimentos
    Participacoes e Gestao SA                       25,758              165
- Sociedade Construcoes Soares
    da Costa SA                                     15,562               46
                                                                 ----------
                                                                     41,109
                                                                 ----------
SPAIN (4.0%)
- Telefonica SA                                  3,368,831           72,660
  Banco Bilbao Vizcaya
    Argentaria SA                                2,849,074           42,742
  Banco Santander Central
    Hispano SA                                   3,743,463           39,652
  Repsol SA                                      1,082,165           21,629
  Endesa SA                                        961,123           18,694
  Iberdrola SA                                     807,909           10,455
  Gas Natural SDG SA                               410,861            7,404
  Altadis SA                                       344,937            5,320
  Union Electrica Fenosa SA                        274,465            4,986
  Fomento de Construc y Contra SA                  106,976            2,030
  Autopista Concesionaria
    Espanola SA                                    207,743            1,814
  Corporacion Financiera Alba SA                    67,891            1,796
- Sol Melia SA                                     149,043            1,672
  Sociedad General de Aguas de
    Barcelona SA                                   117,049            1,571
  ACS, Actividades de
    Construccion y Servicios, SA                    53,568            1,515
  Acerinox SA                                       51,534            1,497
  Grupo Dragados SA                                178,014            1,281
- TelePizza SA                                     202,793            1,147
  Zardoya Otis SA                                  114,572            1,019
  Corporacion Mapfre SA                             63,484              808
  Metrovacesa SA                                    44,457              750
  Azucarera Ebro Agricolas SA                       62,364              747
  Vallehermoso SA                                  123,858              742
  Cortefiel SA                                      29,299              638
  Prosegur Cia de Seguridad SA
    (Registered)                                    53,578              629
  Portland Valderrivas SA                           28,614              535
- Puleva SA                                        253,169              415
  Immobiliaria Urbis SA                             85,951              395

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
---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                    SHARES            (000)
---------------------------------------------------------------------------
- El Aguila SA                                      46,711       $      333
  Viscofan Industria Navarra de
    Envolturas Celulosicas SA                       49,788              327
  Grupo Empresarial Ence SA                         19,788              324
- Asturiana de Zinc SA                              31,013              297
  Uralita SA                                        46,699              282
  Fabrica Espanola de Productos
    Quimicos y Farmaceuticos SA                     25,176              270
- Ercros SA                                        229,697              121
- Autopista Concesionaria
    Espanola SA Rights
    Exp. 7/5/2000                                  207,743               90
                                                                 ----------
                                                                    246,587
                                                                 ----------
SWEDEN (5.0%)
  Telefonaktiebolaget
    LM Ericsson AB Class B                       7,154,028          142,335
  Skandia Forsakrings AB                           931,446           24,744
  Nordic Baltic Holding (NBH) AB                 2,873,076           21,784
  Hennes & Mauritz AB B Shares                     757,244           15,886
- Telia AB                                       1,390,738           13,161
  Svenska Handelsbanken AB
    A Shares                                       628,580            9,172
  Skandinaviska Eeskilda Banken
    AB A Shares                                    674,179            8,033
  ForeningsSparbanken AB                           504,162            7,415
- NetCom AB B Shares                                97,323            7,224
  Securitas AB B Shares                            327,082            6,974
  Volvo AB B Shares                                271,325            5,924
  Electrolux AB Series B                           335,295            5,218
- Sandvik AB                                       229,921            4,850
  Svenska Cellulosa AB B Shares                    207,274            3,958
  Skanska AB B Shares                              100,408            3,578
  OM Gruppen AB                                     77,271            3,471
  Volvo AB A Shares                                119,999            2,531
  Atlas Copco AB A Shares                          124,340            2,410
  WM-Data AB Class B                               331,240            1,832
  Gambro AB                                        220,032            1,806
  Svenska Handelsbanken AB
    B Shares                                       100,896            1,461
  Assidoman AB                                     101,917            1,458
  Atlas Copco AB B Shares                           63,561            1,196
  Swedish Match AB                                 374,854            1,163
  Drott AB B Shares                                106,418            1,153
  SKF AB B Shares                                   58,288              980
  Svenskt Stal AB (SSAB)-
    Series A                                        74,214              740
  Trelleborg AB B Shares                           103,199              724
  Gambro AB B Shares                                84,897              678
  SKF AB A Shares                                   41,001              654
  SAPA AB                                           31,322              553
  Svenskt Stal AB (SSAB)                            29,319              282
  Esselte AB B Shares                               19,423              114
  Esselte AB A Shares                               16,834               99
                                                                 ----------
                                                                    303,561
                                                                 ----------
SWITZERLAND (8.6%)
  Novartis AG (Registered)                          66,170          105,152
  Nestle SA (Registered)                            35,964           72,213
  Roche Holding AG                                   6,452           63,010
  UBS AG (Registered)                              394,996           58,057
  Credit Suisse Group AG
    (Registered)                                   251,229           50,136
  ABB Ltd.                                         275,349           33,063
  Schweizerische
    Rueckversicherungs-
    Gesellschaft                                    13,003           26,589
  Swisscom AG                                       67,811           23,562
  Zurich Allied AG                                  44,961           22,286
  Roche Holding AG (Bearer)                          1,459           15,482
  Adecco SA (Bearer)                                16,625           14,171
  Holderbank Financiere Glarus AG
    (Bearer)                                         5,148            6,332
  The Swatch Group AG (Bearer)                       3,418            4,360
- Alusuisse Group AG (Registered)                    5,441            3,557
  The Swatch Group AG
    (Registered)                                    12,962            3,392
  Lonza AG                                           5,804            3,034
  Holderbank Financiere Glarus AG
    (Registered)                                     8,253            2,705
- Givaudan                                           7,911            2,415
  Sulzer AG (Registered)                             3,173            2,117
  SGS Societe Generale de
    Surveillance Holding SA (Bearer)                   982            1,703
  Sairgroup                                          9,464            1,583
  Kuoni Reisen Holding AG
    (Registered)                                     2,504            1,163
  Valora Holding AG                                  3,697            1,030
  Schindler Holding AG (Registered)                    663            1,019
  Georg Fischer AG (Registered)                      2,988              932
  SGS Societe Generale de
    Surveillance Holding SA
    (Registered)                                     2,112              890
  Sika Finanz AG (Bearer)                            2,221              746
  Schindler Holding AG (Ptg. Ctf.)                     473              710
  Grands Magasins Jelmoli SA
    (Bearer)                                           476              600
  Forbo Holding AG (Registered)                      1,398              585
  Moevenpick Holding AG (Bearer)                     1,081              485
  Grands Magasins Jelmoli SA
    (Registered)                                       771              197
                                                                 ----------
                                                                    523,276
                                                                 ----------
UNITED KINGDOM (28.9%)
  Vodafone Airtouch PLC                         43,996,624          177,839
  BP Amoco PLC                                  17,410,514          167,108
  Glaxo Wellcome PLC                             3,303,996           96,387
  HSBC Holdings PLC                              7,728,736           88,398
  British Telecommunications
    PLC                                          5,926,825           76,626
  AstraZeneca Group PLC                          1,629,130           76,087
  SmithKline Beecham PLC                         5,138,145           67,285
  Vodafone Airtouch PLC ADR                      1,177,400           48,789
  Lloyds TSB Group PLC                           4,999,467           47,229
  Royal Bank of Scotland
    Group PLC                                    2,391,400           40,041
- British Sky Broadcasting
    Group PLC                                    1,741,559           34,064
  Barclays PLC                                   1,362,444           33,889
  CGNU PLC                                       2,031,232           33,826
  BP Amoco PLC ADR                                 575,360           32,544
  Marconi PLC                                    2,448,563           31,879
  Diageo PLC                                     3,137,554           28,167
  Prudential PLC                                 1,760,484           25,799
  Reuters Group PLC                              1,294,415           22,085

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
---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
EUROPEAN STOCK INDEX FUND                           SHARES            (000)
---------------------------------------------------------------------------
  BG PLC                                         3,193,098       $   20,641
  Halifax PLC                                    2,046,460           19,642
  Tesco PLC                                      6,137,973           19,096
  Pearson PLC                                      571,738           18,177
  Granada Group PLC                              1,697,593           16,962
  Allied Zurich PLC                              1,432,537           16,949
  British Aerospace PLC                          2,643,744           16,490
  Unilever PLC                                   2,643,413           16,007
  Abbey National PLC                             1,329,502           15,901
  Rio Tinto PLC                                    969,955           15,859
  British American Tobacco PLC                   1,985,781           13,258
  Invensys PLC                                   3,319,178           12,462
  Cadbury Schweppes PLC                          1,846,910           12,135
  Centrica PLC                                   3,634,240           12,132
  3i Group PLC                                     555,947           11,438
  Kingfisher PLC                                 1,240,265           11,294
  Legal & General Group PLC                      4,618,215           10,802
  National Grid Group PLC                        1,334,820           10,528
  WPP Group PLC                                    701,641           10,250
  Amvesco PLC                                      615,586            9,879
  The Sage Group PLC                             1,178,879            9,548
- ARM Holdings PLC                                 860,871            9,227
  Marks & Spencer PLC                            2,615,809            9,197
  Reed International PLC                         1,050,672            9,146
  Bass PLC                                         803,702            9,040
  Hays PLC                                       1,579,639            8,812
  Logica PLC                                       371,226            8,790
  Scottish Power PLC                             1,033,667            8,763
  GKN PLC                                          647,338            8,261
  Compass Group PLC                                619,358            8,162
  J. Sainsbury PLC                               1,722,312            7,822
  BAA PLC                                          961,644            7,716
  Railtrack Group PLC                              465,929            7,241
  Carlton Communications PLC                       554,922            7,141
  National Power PLC                             1,065,262            6,789
  EMI Group PLC                                    723,560            6,572
  BOC Group PLC                                    442,179            6,359
  Boots Co. PLC                                    824,318            6,277
  New Dixons Group PLC                           1,540,092            6,272
  Sema Group PLC                                   421,420            5,997
  Land Securities PLC                              497,354            5,948
  Great Universal Stores PLC                       909,853            5,854
  Nycomed Amersham PLC                             572,166            5,682
  British Airways PLC                              985,022            5,667
  Imperial Chemical
    Industries PLC                                 673,507            5,348
  ScottishPower PLC ADR                            154,280            5,159
  Rentokil Initial PLC                           2,237,511            5,081
  Hanson PLC                                       707,952            5,005
  The Peninsular & Oriental Steam
    Navigation Co.                                 578,659            4,958
  Capita Group PLC                                 202,161            4,949
  Schroders PLC                                    272,543            4,902
  United Utilities PLC                             486,527            4,817
  Hilton Group PLC                               1,355,495            4,761
  Blue Circle Industries PLC                       712,904            4,603
- Celltech Group PLC                               236,968            4,592
  Misys PLC                                        521,367            4,404
  Ocean Group PLC                                  264,119            4,358
- Canary Wharf Finance PLC                         754,592            4,233
- Corus Group PLC                                2,811,947            4,108
  Thames Water PLC                                 308,513            3,993
  Electrocomponents PLC                            385,807            3,942
  Williams PLC                                     655,600            3,821
  Burmah Castrol PLC                               146,888            3,705
  Smiths Industries PLC                            282,766            3,681
  Smith & Nephew PLC                               993,089            3,668
  Psion PLC                                        354,760            3,432
  RMC Group PLC                                    235,159            3,062
  Arjo Wiggins Appleton PLC                        772,919            3,007
  British Land Co., PLC                            481,351            2,951
  Wolseley PLC                                     535,075            2,876
  Johnson Matthey PLC                              190,864            2,687
  MEPC PLC                                         322,602            2,657
  Lasmo PLC                                      1,225,914            2,608
  BBA Group PLC                                    391,933            2,569
  TI Group PLC                                     443,450            2,417
  Provident Financial PLC                          223,701            2,354
  Airtours PLC                                     426,400            2,240
- Anglian Water PLC                                238,523            2,203
  Bunzl PLC                                        402,857            2,159
  Tate & Lyle PLC                                  416,409            2,080
  Slough Estates PLC                               371,631            2,059
  FKI PLC                                          513,297            1,826
  SSL International PLC                            162,206            1,756
  Hammerson PLC                                    261,796            1,752
  Stagecoach Holdings PLC                        1,496,423            1,654
  Rank Group PLC                                   683,288            1,583
  Pilkington PLC                                   991,898            1,412
  Rexam PLC                                        345,455            1,344
  IMI PLC                                          302,258            1,295
  London Bridge Software
    Holdings PLC                                   147,300            1,093
  The Berkeley Group PLC                           112,629            1,071
  Caradon PLC                                      442,846            1,012
  Great Portland Estates                           255,737              903
  New Unigate PLC                                  205,586              903
  Barratt Developments PLC                         223,746              887
  De La Rue PLC Group                              168,736              884
  Taylor Woodrow PLC                               339,633              787
- Eidos PLC                                         95,350              700
  Amec PLC                                         189,724              539
  Lex Service PLC                                  106,048              535
  George Wimpey PLC                                296,888              520
  Hepworth PLC                                     172,332              492
  Coats Viyella PLC                                532,945              444
  BICC PLC                                         336,289              389
  Jarvis PLC                                       129,992              354
- GKN PLC Class B                                   10,571                1
                                                                 ----------
                                                                  1,757,812
                                                                 ----------
UNITED STATES
- InFocus Corp.                                     16,358              527
                                                                 ----------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $4,117,492)                                               6,076,191
---------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                      FACE           MARKET
                                                    AMOUNT           VALUE*
                                                     (000)            (000)
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.6%)(1)
----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.06%, 7/13/2000                            $    2,000       $    1,996
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.71%, 7/3/2000--Note H                          702,560          702,560
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $704,556)                                                   704,556
----------------------------------------------------------------------------
TOTAL INVESTMENTS (111.4%)
  (COST $4,822,048)                                               6,780,747
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-11.4%)
----------------------------------------------------------------------------
Other Assets--Note B                                                 56,658
Security Lending Collateral Payable
  to Brokers--Note H                                               (702,560)
Other Liabilities                                                   (49,913)
                                                                 -----------
                                                                   (695,815)
----------------------------------------------------------------------------
NET ASSETS (100%)                                                $6,084,932
============================================================================

*   See Note A in Notes to Financial Statements.

-   Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 11.5%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

ARS--American Registered Share.

(Ptg. Ctf.)--Participating Certificate.

----------------------------------------------------------------------------

                                                                     AMOUNT
                                                                      (000)
----------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
Paid in Capital                                                  $4,094,700
Undistributed Net Investment
  Income--Note G                                                     42,208
Accumulated Net Realized
  Losses--Note G                                                    (10,369)
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                                           1,958,699
  Futures Contracts                                                    (222)
  Foreign Currencies and
   Forward Currency Contracts                                           (84)
----------------------------------------------------------------------------
NET ASSETS                                                       $6,084,932
============================================================================


Investor Shares--Net Assets
Applicable to 212,130,577 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $5,945,768
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                    $28.03
============================================================================


Institutional Shares--Net Assets
Applicable to 4,964,324 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                        $139,164
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                               $28.03
============================================================================

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
PACIFIC STOCK INDEX FUND                            SHARES            (000)
---------------------------------------------------------------------------
COMMON STOCKS (98.8%)(1)
---------------------------------------------------------------------------
AUSTRALIA (8.2%)
  News Corp. Ltd.                                1,576,739       $   21,774
  News Corp. Ltd. Pfd.                           1,663,784           20,144
  Telstra Corp. Ltd.                             4,792,444           19,509
  National Australia Bank Ltd.                   1,156,533           19,373
  Broken Hill Proprietary Co. Ltd.               1,346,610           15,969
  Commonwealth Bank
    of Australia                                   909,287           15,117
  Westpac Banking Corp., Ltd.                    1,489,996           10,780
  AMP Ltd.                                         925,691            9,449
  Brambles Industries Ltd.                         169,164            5,214
  Rio Tinto Ltd.                                   256,641            4,256
  Westfield Trust (Units)                        2,173,103            4,229
  WMC Ltd.                                         887,978            3,984
  Lend Lease Corp.                                 293,818            3,759
  Foster's Brewing Group Ltd.                    1,275,060            3,598
  Coles Myer Ltd.                                  876,130            3,374
  Woolworths Ltd.                                  858,214            3,177
  Telstra Corp. Insurance Receipt                1,104,000            2,519
  Suncorp-Metway Ltd.                              476,851            2,469
  CSR Ltd.                                         770,373            2,146
  CSL Ltd.                                         108,036            2,143
  Stockland Trust Group Ltd.                       924,268            1,956
  Amcor Ltd.                                       486,166            1,705
  Wesfarmers Ltd.                                  212,661            1,698
  QBE Insurance Group Ltd.                         336,327            1,650
  Coca-Cola Amatil Ltd.                            804,629            1,570
  Australian Gas Light Co., Ltd.                   254,172            1,518
  Computershare Ltd.                               285,000            1,470
  Southcorp Ltd.                                   490,691            1,420
  Tabcorp Holdings Ltd.                            241,125            1,390
  North Ltd.                                       574,375            1,362
  Santos Ltd.                                      418,889            1,280
  Erg Ltd.                                         120,000              934
  Orica Ltd.                                       203,871              928
  Hardie (James) Industries Ltd.                   301,691              795
  Howard Smith Ltd.                                162,140              794
  Transurban Group                                 335,680              757
  Normandy Mining Ltd.                           1,383,457              748
  Aristocrat Leisure Ltd.                          220,000              746
  Pacific Dunlop Ltd.                              814,807              729
  M.I.M. Holdings Ltd.                           1,320,014              713
  British American Tobacco
    Australasia Ltd.                               107,107              675
  Leighton Holdings Ltd.                           196,234              634
  Westralian Sands Ltd.                            220,483              633
  Goodman Fielder Ltd.                             761,745              567
  F.H. Faulding & Co., Ltd.                        107,541              528
- Boral Ltd.                                       396,835              500
- Newcrest Mining Ltd.                             185,214              500
  Futuris Corp., Ltd.                              443,640              487
  Mayne Nickless Ltd.                              212,081              437
  Cochlear Ltd.                                     20,000              345
- Paperlinx Ltd.                                   162,055              308
  Sons of Gwalia Ltd.                               76,165              240
  Gandel Retail Trust                              325,000              211
  Mirvac Group                                     100,000              204
  David Jones Ltd.                                 252,932              189
  Delta Gold Ltd.                                  165,500              123
                                                                 ----------
                                                                    203,727
                                                                 ----------
HONG KONG (6.2%)
  Hutchison Whampoa Ltd.                         3,253,100           40,898
  Cable & Wireless HKT Ltd.                      9,380,431           20,638
  Hang Seng Bank Ltd.                            1,491,400           14,158
  Sun Hung Kai Properties Ltd.                   1,879,400           13,502
  CLP Holdings Ltd.                              1,752,500            8,161
- Pacific Century Cyberworks Ltd.                3,790,000            7,488
  Swire Pacific Ltd. A Shares                    1,164,000            6,809
  Johnson Electric Holdings Ltd.                   713,000            6,746
  Cathay Pacific Airways Ltd.                    2,597,000            4,814
  Henderson Land Development
    Co. Ltd.                                     1,053,000            4,633
  Hong Kong & China Gas
    Co., Ltd.                                    3,943,842            4,427
  Li & Fung Ltd.                                   791,000            3,958
  Wharf Holdings Ltd.                            1,851,314            3,313
  Bank of East Asia Ltd.                         1,076,133            2,513
  Television Broadcasts Ltd.                       339,000            2,261
  Shangri-La Asia Ltd.                           1,599,744            1,888
  New World Development
    Co., Ltd.                                    1,675,797            1,870
  Hang Lung Development
    Co., Ltd.                                    1,428,000            1,108
  ASM Pacific Technology Ltd.                      288,000            1,079
  South China Morning Post Ltd.                  1,293,000            1,004
  Hysan Development Co., Ltd.                      902,211              949
  Giordano International Ltd.                      530,000              806
  Sino Land Co.                                  1,800,000              635
- QPL International Holdings Ltd.                  428,000              615
  Esprit Holdings Ltd.                             415,000              431
  Hong Kong and Shanghai
    Hotels Ltd.                                    699,000              406
  Varitronix International Ltd.                    213,000              370
  Hopewell Holdings Ltd.                           551,400              230
- Oriental Press Group Ltd.                      1,352,000              217
                                                                 ----------
                                                                    155,927
                                                                 ----------
JAPAN (80.9%)
  Toyota Motor Corp.                             2,876,000          131,294
  Nippon Telegraph and
    Telephone Corp.                                  9,736          129,750
  Sony Corp.                                       683,838           63,988
  Fujitsu Ltd.                                   1,506,000           52,240
  Takeda Chemical Industries Ltd.                  676,000           44,470
  The Bank of Tokyo-
    Mitsubishi Ltd.                              3,551,000           42,994
  Matsushita Electric Industrial
    Co., Ltd.                                    1,568,000           40,756
  NEC Corp.                                      1,239,000           38,996
- Hitachi Ltd.                                   2,563,000           37,064
  Nomura Securities Co., Ltd.                    1,498,000           36,742
  Softbank Corp.                                   255,400           34,761
  Canon, Inc.                                      668,000           33,336
  Toshiba Corp.                                  2,474,000           27,990
  Murata Manufacturing Co., Ltd.                   184,000           26,469
  Rohm Co., Ltd.                                    89,600           26,253
  Honda Motor Co., Ltd.                            749,000           25,556
  Tokyo Electric Power Co.                       1,033,300           25,246
  Kyocera Corp.                                    145,500           24,740
  Sakura Bank Ltd.                               3,134,681           21,717
  Fuji Bank Ltd.                                 2,638,000           20,096
  Sumitomo Bank Ltd.                             1,591,000           19,549

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                    SHARES            (000)
---------------------------------------------------------------------------
  Ito-Yokado Co., Ltd.                             319,000       $   19,236
  Nintendo Co.                                     108,700           19,027
  Fanuc Co., Ltd.                                  183,300           18,694
  Tokyo Electron Ltd.                              134,630           18,476
- Nissan Motor Co., Ltd.                         3,064,000           18,100
  East Japan Railway Co.                             3,108           18,095
  Mitsubishi Electric Corp.                      1,651,000           17,914
  Advantest Corp.                                   76,900           17,190
  Denso Corp.                                      690,000           16,826
  Fuji Photo Film Co., Ltd.                        397,000           16,285
  Shin-Etsu Chemical Co., Ltd.                     319,000           16,221
  Industrial Bank of Japan Ltd.                  2,030,000           15,426
  Sharp Corp.                                      865,000           15,329
  Yamanouchi Pharmaceuticals
    Co., Ltd.                                      277,000           15,159
  Takefuji Corp.                                   121,100           14,662
  Kao Corp.                                        476,000           14,577
  Tokio Marine & Fire
    Insurance Co.                                1,207,000           13,964
  Bridgestone Corp.                                653,500           13,867
  Kansai Electric Power Co., Inc.                  767,700           13,772
  Japan Tobacco, Inc.                                1,562           13,745
  Daiwa Securities Group Inc.                    1,037,000           13,722
  Sanyo Electric Co., Ltd.                       1,469,000           13,246
  Secom Co., Ltd.                                  178,000           13,039
  Mitsubishi Estate Co., Ltd.                    1,037,000           12,232
  Mitsubishi Heavy
    Industries Ltd.                              2,597,000           11,537
  Mitsubishi Corp.                               1,231,000           11,158
  Nippon Steel Corp.                             5,207,000           10,975
  Nikon Corp.                                      284,000           10,549
  Furukawa Electric Co.                            493,000           10,321
  Central Japan Railway Co.                          1,795           10,179
  Asahi Glass Co., Ltd.                            908,000           10,170
- Dai-Nippon Printing Co., Ltd.                    575,000           10,157
  SMC Corp.                                         53,700           10,126
  Kirin Brewery Co., Ltd.                          794,000            9,944
  Sumitomo Electric
    Industries Ltd.                                566,000            9,726
  Taisho Pharmaceutical Co.                        269,000            9,662
  Mitsui & Co., Ltd.                             1,259,000            9,639
  Sumitomo Corp.                                   838,000            9,449
  Asahi Bank Ltd.                                2,171,000            9,152
  Tokai Bank Ltd.                                1,745,000            8,626
  Acom Co., Ltd.                                   101,000            8,515
  Yamato Transport Co., Ltd.                       340,000            8,468
  Hoya Corp.                                        89,000            7,991
  Sankyo Co., Ltd.                                 353,000            7,991
  Oriental Land Co.,Ltd.                            77,900            7,974
  Promise Co.,Ltd.                                 100,400            7,952
  Orix Corp.                                        53,300            7,884
  Asahi Chemical Industry
    Co., Ltd.                                    1,102,000            7,812
  Mitsubishi Trust &
    Banking Corp.                                1,003,000            7,802
  Sumitomo Chemical Co.                          1,238,000            7,465
  Eisai Co., Ltd.                                  231,000            7,423
  Mitsui Fudosan Co., Ltd.                         670,000            7,283
  Mitsubishi Chemical Corp.                      1,597,000            6,566
  Tokyo Gas Co., Ltd.                            2,239,000            6,306
  Ajinomoto Co., Inc.                              486,000            6,247
  Tokyo Broadcasting System, Inc.                  142,000            6,147
  Taiyo Yuden Co., Ltd.                             93,000            5,837
  Benesse Corp.                                     82,200            5,710
- Itochu Corp.                                   1,124,000            5,684
  Osaka Gas Co., Ltd.                            1,970,000            5,679
  Terumo Corp.                                     166,000            5,633
  Toppan Printing Co., Ltd.                        531,000            5,631
  Tohoku Electric Power Co.                        411,400            5,560
  OJI Paper Co., Ltd.                              802,000            5,534
  Daiichi Pharmaceutical Co., Ltd.                 215,000            5,466
  Shizuoka Bank Ltd.                               640,000            5,444
  Marui Co., Ltd.                                  283,000            5,430
  Omron Corp.                                      199,000            5,417
  Kinki Nippon Railway Co.                       1,317,000            5,353
  Shionogi & Co., Ltd.                             281,000            5,352
  Pioneer Corporation                              137,000            5,348
  Komatsu Ltd.                                     740,000            5,218
  Japan Air Lines Co., Ltd.                      1,365,000            5,199
  Sekisui House Ltd.                               559,000            5,183
  Shiseido Co., Ltd.                               331,000            5,131
  Konami Co., Ltd.                                  80,800            5,117
  Nippon Mitsubishi Oil Corp.                    1,112,600            5,111
  Nippon Express Co., Ltd.                         827,000            5,089
  Nippon Paper Industries Co.                      731,000            5,002
  Hirose Electric Co., Ltd.                         30,500            4,759
  Jusco Co., Ltd.                                  250,000            4,749
  Nippon Sheet Glass Co., Ltd.                     340,000            4,737
  Asahi Breweries Ltd.                             391,000            4,690
  Daikin Industries Ltd.                           201,000            4,683
  Nippon Yusen Kabushiki
    Kaisha Co.                                     955,000            4,603
  Toray Industries, Inc.                         1,078,000            4,381
  Takara Shuzo Co.                                 171,000            4,275
  Nidec Corp.                                       48,600            4,226
- Marubeni Corp.                                 1,205,000            4,157
  Daiwa Bank, Ltd.                               1,582,000            4,112
  Bank of Yokohama Ltd.                            910,000            4,085
  Tokyu Corp.                                      823,000            4,076
  Kubota Corp.                                   1,082,000            3,937
  Minebea Co., Ltd.                                308,000            3,872
  NSK Ltd.                                         429,000            3,771
  Chugai Pharmaceutical Co., Ltd.                  196,000            3,714
  Uni-Charm Corp.                                   60,100            3,647
  Olympus Optical Co., Ltd.                        201,000            3,611
- Kawasaki Steel Corp.                           2,494,000            3,583
  NGK Insulators Ltd.                              287,000            3,564
  Skylark Co., Ltd.                                 90,000            3,564
  Bank of Fukuoka, Ltd.                            522,000            3,562
  Mitsubishi Materials Corp.                       835,000            3,425
  Teijin Ltd.                                      689,000            3,367
  Kyowa Hakko Kogyo Co.                            339,000            3,323
  Shimamura Co., Ltd.                               27,500            3,220
  Toyo Seikan Kaisha Ltd.                          172,000            3,219
  Kuraray Co., Ltd.                                280,000            3,218
  Sumitomo Marine & Fire
    Insurance Co.                                  549,000            3,202
  Mitsui Marine & Fire
    Insurance Co.                                  631,000            3,042
  Kaneka Corp.                                     269,000            2,972

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
PACIFIC STOCK INDEX FUND                            SHARES            (000)
---------------------------------------------------------------------------
  Daiwa House Industry Co., Ltd.                   405,000       $    2,963
  Ebara Corp.                                      215,000            2,920
  Mitsui Mining & Smelting
    Co., Ltd.                                      378,000            2,876
  Nitto Denko Corp.                                 73,000            2,822
  Joyo Bank Ltd.                                   730,000            2,815
  Trans Cosmos, Inc.                                18,700            2,814
  Dai-Nippon Ink &
    Chemicals, Inc.                                596,000            2,811
  77 Bank Ltd.                                     346,000            2,773
  Toho Co., Ltd.                                    16,200            2,765
  Tostem Corp.                                     168,000            2,747
  NGK Spark Plug Co.                               177,000            2,745
  The Chuo Mitsui Trust and
    Banking Co., Ltd.                              609,400            2,661
  Alps Electric Co., Ltd.                          140,000            2,607
  Shimano, Inc.                                    106,800            2,574
  Ohbayashi Corp.                                  580,000            2,571
  Nippon Meat Packers, Inc.                        172,000            2,520
  Gunma Bank Ltd.                                  485,000            2,507
  Nissin Food Products Co., Ltd.                    95,500            2,437
  Kajima Corp.                                     744,000            2,377
  Casio Computer Co.                               209,000            2,351
  Tosoh Corp.                                      459,000            2,321
  Konica Corp.                                     271,000            2,305
  Citizen Watch Co., Ltd.                          237,000            2,294
  Nippon Comsys Corp.                              107,000            2,281
  Kurita Water Industries Ltd.                     101,000            2,229
  Toto Ltd.                                        278,000            2,139
  Takashimaya Co.                                  226,000            2,110
- Daiei, Inc.                                      543,000            2,043
  Isetan Co.                                       166,000            2,040
  Ube Industries Ltd.                              647,000            2,030
- Sumitomo Metal Mining Co.                        429,000            2,027
  Uny Co., Ltd.                                    145,000            2,008
  Fuji Machine Manufacturing
    Co., Ltd.                                       38,100            2,006
  Tobu Railway Co., Ltd.                           680,000            1,947
  Fujikura Ltd.                                    288,000            1,919
  Onward Kashiyama Co., Ltd.                       139,000            1,892
  Sumitomo Metal Industries Ltd.                 2,718,000            1,875
  Sumitomo Osaka Cement
    Co., Ltd.                                      315,000            1,870
  Amada Co., Ltd.                                  219,000            1,863
  Yokogawa Electric Corp.                          185,000            1,853
  Meiji Seika Kaisha Ltd.                          275,000            1,825
  Daito Trust Construction Co., Ltd.               107,900            1,785
- Ishikawajima-Harima Heavy
    Industries Co.                                 977,000            1,773
  Nisshin Flour Milling Co., Ltd.                  174,000            1,743
  Shimizu Corp.                                    608,000            1,741
  Yakult Honsha Co., Ltd.                          130,000            1,731
  Yamaha Corp.                                     158,000            1,731
  Toyo Information
    Systems Co., Ltd.                               31,000            1,726
  Namco Ltd.                                        46,800            1,690
  World Co., Ltd.                                   38,700            1,683
  Keihin Electric Express Railway
    Co., Ltd.                                      438,000            1,652
  Sekisui Chemical Co.                             417,000            1,608
  Kawasaki Heavy Industries Ltd.                 1,048,000            1,605
  Sanrio Co., Ltd.                                  60,000            1,602
- Mitsukoshi Ltd.                                  351,000            1,559
  Credit Saison                                     67,000            1,558
  Yamazaki Baking Co., Ltd.                        158,000            1,553
  Taiheiyo Cement Corp                             732,000            1,536
  Kokuyo Co., Ltd.                                  93,000            1,529
  Sumitomo Heavy Industries Ltd.                   448,000            1,503
  CSK Corp.                                         48,300            1,497
  Fuji Soft ABC Inc.                                25,100            1,492
  Denki Kagaku Kogyo K.K.                          334,000            1,484
  Mitsubishi Rayon Co., Ltd.                       478,000            1,459
  NTN Corp.                                        339,000            1,452
  Showa Shell Sekiyu K.K.                          280,000            1,387
  Wacoal Corp.                                     135,000            1,378
  Meitec Corp.                                      34,600            1,374
- Kanebo Ltd.                                      442,000            1,370
  Kinden Corp.                                     215,000            1,353
  Asatsu-DK Inc.                                    32,700            1,344
- Hokuriku Bank Ltd.                               570,000            1,325
  Koyo Seiko Co., Ltd.                             152,000            1,323
  Nichiei Co., Ltd.                                 77,200            1,270
  Snow Brand Milk Products Co.                     233,000            1,255
  Dai-Nippon Screen
    Manufacturing Co., Ltd.                        131,000            1,249
  House Foods Industry Corp.                        80,000            1,240
- Sega Enterprises Ltd.                             80,200            1,236
  Makita Corp.                                     129,000            1,233
  Mitsubishi Gas Chemical Co.                      363,000            1,218
  Taisei Corp.                                     748,000            1,202
- Showa Denko K.K.                                 783,000            1,155
  Toda Corp.                                       239,000            1,141
- Ashikaga Bank Ltd.                               537,000            1,117
  INAX Corp.                                       180,000            1,111
  Mori Seiki Co.                                    71,000            1,101
  Mitsubishi Logistics Corp.                       119,000            1,080
  Toyobo Ltd.                                      543,000            1,073
  Meiji Milk Products Co., Ltd.                    196,000            1,056
  Kamigumi Co., Ltd.                               198,000            1,046
  Sapparo Breweries Ltd.                           254,000            1,040
  Nisshinbo Industries, Inc.                       196,000            1,037
  Kikkoman Corp.                                   133,000            1,027
  Kadokawa Shoten Publishing
    Co., Ltd.                                        9,900            1,001
  Komori Corp.                                      57,000              999
  Toei Co.                                         131,000              960
  Kyowa Exeo Corp.                                  95,000              956
  Nippon Shinpan Co.                               386,000              945
  Autobacs Seven Co., Ltd.                          28,200              941
  Daifuku Co., Ltd.                                 84,000              934
  Sumitomo Forestry Co.                            136,000              917
  Sanden Corp.                                     117,000              911
  Nippon Shokubai K.K.                             142,000              907
  Daicel Chemical Industries Ltd.                  279,000              902
  Kawasaki Kisen Kaisha Ltd.                       444,000              894
  Nishimatsu Construction Co.                      222,000              877
  Nichirei Corp.                                   202,000              863
  Katokichi Co., Ltd.                               33,000              837

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                    SHARES            (000)
---------------------------------------------------------------------------
- Seiyu Ltd.                                       196,000       $      834
  Cosmo Oil Co., Ltd.                              443,000              817
  Tokyo Style Co.                                   86,000              813
  Mycal Corp.                                      234,000              803
- Japan Energy Corp.                               729,000              785
  Aoyama Trading Co., Ltd.                          53,100              768
  Gunze Ltd.                                       190,000              740
  Daimaru, Inc.                                    208,000              731
  Amano Corp.                                       65,000              727
  Shimachu Co.                                      33,600              715
  Daiwa Kosho Lease Co., Ltd.                      213,000              701
  Hankyu Department Stores, Inc.                   131,000              701
  Tsubakimoto Chain Co.                            134,000              684
  Makino Milling Machine Co.                        68,000              668
  Okumura Corp.                                    181,000              657
  Hitachi Zosen Corp.                              700,000              635
  Noritake Co., Ltd.                               110,000              614
  JGC Corp.                                        150,000              607
  Teikoku Oil Co., Ltd.                            176,000              572
- Tokyo Dome Corp.                                 125,000              568
  Seino Transportation Co., Ltd.                   112,000              565
  Brother Industries Ltd.                          197,000              564
- Orient Corp.                                     100,000              564
  Kaken Pharmaceutical Co.                          71,000              551
- Mitsui Engineering &
    Shipbuilding Co., Ltd.                         558,000              533
  Mitsubishi Paper Mills Ltd.                      227,000              528
  Takara Standard Co.                              120,000              524
  Takuma Co., Ltd.                                  57,000              507
  Sanwa Shutter Corp.                              155,000              504
  Okuma Corp.                                      114,000              500
  Tokyo Tatemono Co., Ltd.                         222,000              474
  Kureha Chemical Industry Co.                     151,000              454
  NOF Corp.                                        148,000              434
- Daikyo, Inc.                                     158,000              414
  Penta-Ocean Construction Co.                     266,000              405
  Maeda Road Construction
    Co., Ltd.                                       84,000              395
  Nippon Light Metal Co.                           396,000              393
  Sho-Bond Corp.                                    25,800              385
- Japan Steel Works Ltd.                           266,000              360
- Ishihara Sangyo Kaisha Ltd.                      204,000              343
  Nippon Suisan Kaisha Ltd.                        175,000              321
  Tokyotokeiba Co.                                 246,000              316
  Iwatani International Corp.                      169,000              310
- Renown, Inc.                                     207,000              303
- Kumagai Gumi Co., Ltd.                           488,000              295
  Nitto Boseki Co., Ltd.                           158,000              276
- Unitika Ltd.                                     326,000              256
  Oyo Corp.                                         18,000              253
  Mitsui Soko Co., Ltd.                             92,000              201
  Toa Corp.                                        145,000              182
- Chiyoda Corp.                                    174,000              181
  Nippon Sharyo Ltd.                                84,000              176
- Fujita Corp.                                     356,000              175
- Haseko Corp.                                     305,000              118
- Arabian Oil Co., Ltd.                             33,700              115
                                                                 ----------
                                                                  2,021,306
                                                                 ----------
MALAYSIA
- Aokam Perdana Bhd.                                11,233               14
                                                                 ----------

NEW ZEALAND (0.5%)
  Telecom Corp. of
    New Zealand Ltd.                             1,466,198            5,142
  Carter Holt Harvey Ltd.                        1,454,583            1,267
  Lion Nathan Ltd.                                 450,813            1,008
- Fletcher Challenge Ltd. Energy                   266,305              871
  Contact Energy Ltd.                              499,175              670
  Fletcher Challenge Ltd. Paper                    575,882              661
  Fisher & Paykel Industries Ltd.                  151,795              479
  Brierley Investments Ltd.                      2,427,154              377
  The Warehouse Group Ltd.                         150,000              365
  Auckland International
    Airport Ltd.                                   300,000              356
  Fletcher Challenge Ltd. Building                 288,958              307
  Fletcher Challenge Ltd. Forest                   764,561              277
                                                                 ----------
                                                                     11,780
                                                                 ----------
SINGAPORE (3.0%)
  DBS Group Holdings Ltd.                        1,081,027           13,880
  Singapore Airlines Ltd.                          989,833            9,790
  Oversea-Chinese Banking
    Corp., Ltd.                                  1,032,410            7,106
  Singapore
    Telecommunications Ltd.                      4,841,212            7,084
- Chartered Semiconductor
    Manufacturing Ltd.                             762,000            6,655
  United Overseas Bank Ltd.                        844,767            5,521
  Singapore Press Holdings Ltd.                    290,155            4,531
  Singapore Technologies
    Engineering Ltd.                             2,408,000            3,538
  City Developments Ltd.                           689,312            2,671
  Venture Manufacturing
    (Singapore) Ltd.                               178,000            1,812
  Creative Technology Ltd.                          70,050            1,689
  Sembcorp Industries Ltd.                       1,284,419            1,397
  Keppel Corp., Ltd.                               633,750            1,371
  United Industrial Corp., Ltd.                  2,011,000              948
- Neptune Orient Lines Ltd.                        949,000              878
  DBS Land Ltd.                                    649,000              841
  Fraser & Neave Ltd.                              236,000              839
  Parkway Holdings Ltd.                            264,320              676
  Natsteel Electronics Ltd.                        200,000              613
  Cycle & Carriage Ltd.                            190,651              448
  First Capital Corp., Ltd.                        386,000              368
  Overseas Union Enterprise Ltd.                   148,000              360
  Haw Par Brothers
    International Ltd.                             220,000              356
  Hotel Properties Ltd.                            362,000              322
  Comfort Group Ltd.                               413,000              205
  Wing Tai Holdings Ltd.                           265,000              189
  Omni Industries Ltd.                             100,000              165
  Singapore Computer
    Systems Ltd.                                    40,000               87
                                                                 ----------
                                                                     74,340
                                                                 ----------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $2,049,367)                                               2,467,094
---------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                      FACE           MARKET
                                                    AMOUNT           VALUE*
PACIFIC STOCK INDEX FUND                             (000)            (000)
----------------------------------------------------------------------------
CONVERTIBLE BONDs (0.5%)
----------------------------------------------------------------------------
Nitto Denko
  3.90%, 3/30/2001                          JPY     67,000       $    1,963
Sumitomo Bank
  International
  0.75%, 5/31/2001                          JPY  1,022,000           10,626
----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (COST $12,227)                                                     12,589
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.0%)(1)
----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.09%, 7/20/2000                            $    2,500            2,492
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.71%, 7/3/2000                                   10,284           10,284
  6.71%, 7/3/2000--Note H                          113,212          113,212
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $125,988)                                                   125,988
----------------------------------------------------------------------------
TOTAL INVESTMENTS (104.3%)
  (COST $2,187,582)                                               2,605,671
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.3%)
----------------------------------------------------------------------------
Other Assets--Note B                                                 32,267
Security Lending Collateral Payable
  to Brokers--Note H                                               (113,212)
Other Liabilities                                                   (27,364)
                                                                 -----------
                                                                   (108,309)
----------------------------------------------------------------------------
NET ASSETS (100%)                                                $2,497,362
============================================================================


*   See Note A in Notes to Financial Statements.

-   Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.3% and 4.5%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Security segregated as initial margin for open futures contracts.

JPY--Japanese Yen.


----------------------------------------------------------------------------

                                                                     AMOUNT
                                                                      (000)
----------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
Paid in Capital                                                  $2,169,919
Undistributed Net Investment
  Income--Note G                                                      7,479
Accumulated Net Realized
  Losses--Note G                                                    (98,012)
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                                             418,089
  Futures Contracts                                                     152
  Foreign Currencies and
   Forward Currency Contracts                                          (265)
----------------------------------------------------------------------------
NET ASSETS                                                       $2,497,362
============================================================================


Investor Shares--Net Assets
Applicable to 210,357,775 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $2,420,325
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                    $11.51
============================================================================


Institutional Shares--Net Assets
Applicable to 6,694,062 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $77,037
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                               $11.51
============================================================================

---------------------------------------------------------------------------
                                                                     MARKET
EMERGING MARKETS                                                     VALUE*
STOCK INDEX FUND                                    SHARES            (000)
---------------------------------------------------------------------------
COMMON STOCKS (95.9%)
---------------------------------------------------------------------------
ARGENTINA (2.9%)
  Telefonica Argentina SA
    Class B                                      3,146,800       $   11,200
  PC Holdings SA Class B                         3,182,394            5,827
  Siderca SA Class A                             1,460,549            3,361
  Banco Galicia y Buenos Aires
    SA de CV                                       691,478            2,594
  Banco Frances Del Rio de la
    Plata SA                                       305,468            2,246
- Astra Cia Argentina de
    Petroleum SA                                   836,110            2,158
  Transportadora de Gas Sur SA                   1,136,770            2,047
- Molinos Rio de la Plata SA                       359,500              683
  Irsa Inversiones y
    Representaciones SA                            285,347              657
- Juan Minetti SA                                  284,234              321
- Solvay Indupa S.A.I.C.                           367,438              270
- Renault Argentina SA                             379,649              254
- Central Puerto SA                                154,783              240
- Acindar Industria Argentina
    de Aceros SA                                   320,300              232
- Ledesma SA                                       316,743              206
  Cresud SA                                        167,825              144
- Polledo SA                                       215,900              137
- Sociedad Comercial de Plata SA                   462,430               57
- Alpargatas S.A.I.C.                                2,547               21
                                                                 ----------
                                                                     32,655
                                                                 ----------
BRAZIL (14.5%)
  Petroleo Brasileiro SA Pfd.                      661,240           19,999
  Cia Vale Do Rio Pfd. A                           570,290           16,109
  Centrais Electricas
    Brasileiras SA                             661,259,788           13,577
  Telesp Celular
    Participacoes SA Pfd.                      610,421,938           11,043
  Telesp Participacoes SA Pfd.                 472,788,022            8,886
  Tele Norte Leste
    Participacoes SA Pfd.                      345,001,445            8,089
  Embratel Participacoes
    SA Pfd.                                    308,391,824            7,376
  Banco Bradesco SA Pfd.                       796,052,587            6,936
  Banco Itau SA Pfd.                            75,441,620            6,636
  Petroleo Brasileiro SA                           185,000            5,443
  Companhia Cervejaria
    Brahma Pfd.                                  6,272,250            5,325
  Companhia Brasileira de
    Distribuicao Grupo Pao
    de Acucar                                  142,785,659            4,635
  Tele Centro Sul
    Participacoes SA Pfd.                      307,225,150            4,450
  Companhia Energetica de
    Minas Gerais Pfd.                          232,254,229            4,060
  Tele Norte Leste
    Participacoes SA                           198,694,814            3,859
  Embratel Participacoes SA                    183,400,329            3,420
  Companhia
    Siderurgica Nacional                       105,558,200            3,314
  Aracruz Celulose SA Pfd.
    B Shares                                     1,570,271            2,989
  Centrais Electricas
    Brasileiras SA Pfd.
    B Shares                                   126,878,624            2,809
  Telesp Participacoes SA                      243,459,360            2,662
  Souza Cruz SA                                    442,600            2,650
  Companhia Cervejaria
    Brahma                                       3,815,265            2,466
  Votorantim Celulose e Papel
    SA Pfd.                                     56,113,931            2,070
  Tele Sudeste Celular
    Participacoes SA Pfd.                      307,631,050            1,886
  Brasil Telecom
    Participacoes SA                           183,498,260            1,863
  Usiminas-Usinas
    Siderurgicas de Minas
    Gerais SA Pfd. Class A                         328,869            1,522
  Copene-Petroquimica
    SA Pfd. A Shares                             2,569,194              958
  Banco do Estado de
    Sao Paulo SA Pfd.                           26,927,600              807
- Centrais Geradoras do Sul
    do Brasil SA                               655,562,377              797
  Companhia Brasileira de
    Petroleo Ipiranga Pfd.                      77,718,600              775
  Metalurgica Gerdau SA Pfd.                    30,268,800              655
  Sadia SA Pfd.                                    959,400              575
  Tele Sudeste Celular
    Participacoes SA                           183,636,160              562
  Companhia de Tecidos
    Norte de Minas Pfd.                          5,954,089              507
  Companhia Cimento Portland
    Itau Pfd.                                    3,558,200              494
- Companhia Paulista de
    Forca e Luz                                 12,671,975              481
  Bombril SA Pfd.                               57,647,231              474
  Fertilizantes Fosfatados
    SA Pfd.                                    153,140,000              459
  Perdigao Agroindustrial SA                        63,738              396
  Duratex SA Pfd.                               11,870,567              379
  Metal Leve SA Industria
    e Comercio Pfd.                             13,773,000              222
- Lojas Americanas SA Pfd.                      64,583,796              214
- Centrais Geradoras do Sul
    do Brasil SA                               144,644,711              183
  Marcopolo SA Pfd.                                100,900              153
- Inepar SA Industria
    e Construcoes                               71,342,500              152
- Lojas Americanas SA                           38,689,008              105
  Tele Norte Leste Pfd. Receipts                   460,738               11
                                                                 ----------
                                                                    163,433
                                                                 ----------
CZECH REPUBLIC (0.9%)
- Cesky Telecom a.s.                               281,563            4,737
- Ceske Energeticke Zavody a.s.                    861,320            2,277
- Ceska Sporitelna a.s.                            222,586            1,204
- Komercni Banka a.s.                               55,840            1,132
  Tabak a.s.                                         4,515              705
- Unipetrol a.s.                                   319,770              453
  Inzenyrske a Prumyslove
    Stavby (IPS) a.s.                               22,030              100

---------------------------------------------------------------------------
                                                                     MARKET
EMERGING MARKETS                                                     VALUE*
STOCK INDEX FUND                                    SHARES            (000)
---------------------------------------------------------------------------
  Severoceske Doly a.s.                              8,280       $       98
  Podnik Vypocetni Techniky a.s.                       600               59
                                                                 ----------
                                                                     10,765
                                                                 ----------
GREECE (7.0%)
  Hellenic Telecommunication
    Organization SA                                739,669           18,122
  National Bank of Greece SA                       328,576           13,081
  Alpha Credit Bank SA                             236,273            9,376
  Commercial Bank of Greece SA                     125,468            5,441
  Intracom SA                                      143,232            5,370
  Ergo Bank SA                                     178,964            3,425
  Hellenic Bottling Co. SA (Bearer)                206,386            3,292
  Titan Cement Co. SA                               59,460            2,267
  Attica Enterprises SA                            155,016            1,685
- Heracles General Cement SA                        72,000            1,578
  Athens Medical Center SA                         110,575            1,462
  Hellenic Technodomiki SA                          58,610            1,301
  Aluminum of Greece SA                             31,100            1,178
  Delta Dairy SA                                    53,017              851
  Inform P. Lykos SA                                30,090              837
- Atti-Kat SA                                       88,145              752
- Papastratos Cigarettes SA                         38,738              712
  Michaniki SA                                      83,860              692
- Aspis Pronoia SA                                  47,762              676
  Silver & Baryte Ores Mining SA                    21,828              658
  Aktor SA                                          79,599              651
- Hellenic Sugar Industry SA                        44,884              638
  Fourlis SA                                        30,992              606
  Klonatex Group SA                                 44,400              541
  Aegek SA                                          61,380              501
  Elais SA                                          20,540              466
  Hellas Can Packaging SA                           14,520              438
- Alte SA                                           31,480              390
- Petzetakis SA                                     41,624              379
  Epilectos SA                                      58,470              309
  El. D. Mouzakis SA                                47,840              290
  Delta Dairy SA Pfd.                               20,984              289
  Klonatex ICST & TSA SA Pfd.                       25,850              275
- Parnassos Enterprises ABE SA                      19,140              125
                                                                 ----------
                                                                     78,654
                                                                 ----------
HUNGARY (1.6%)
  Magyar Tavkozlesi Rt.                          1,529,170           10,682
  OTB Bank Rt.                                      41,262            2,160
  MOL Magyar Olaj-es
    Gazipari Rt.                                   139,242            1,927
  Richter Gedeon Rt.                                28,260            1,530
  Tisza Vegyi Kombinat Rt.                          34,710              481
  Demasz Rt.                                         5,030              289
  Danubius Hotel and Spa Rt.                        10,660              206
  Raba Rt.                                          25,075              205
- Fotex Rt.                                        145,830              170
- Pick Szeged Rt.                                    4,290              159
  Pannonplast Rt.                                    5,590              121
- Graboplast Rt.                                     6,490               66
- Zalakeramia Rt.                                    5,730               51
                                                                 ----------
                                                                     18,047
                                                                 ----------
INDONESIA (1.6%)
  PT Telekomunikasi Indonesia                   14,648,120            5,146
  PT Gudang Garam                                1,143,000            1,848
- PT Indah Kiat Pulp &
    Paper Corp.                                  7,648,622            1,551
- PT Indofood Sukses Makmur                      2,704,900            1,476
- PT Astra International                         3,375,000            1,061
  PT Semen Gresik Tbk                              839,000              762
- PT Medco Energi International                  5,934,900              746
- PT Ramayana Lestari
    Sentosa Tbk                                  1,011,500              647
  PT Makindo Tbk                                 1,174,904              420
- PT Bank Pan Indonesia                          9,033,000              387
- PT Matahari Putra Prima                        4,234,000              363
- PT Gadjah Tunggal                              4,315,000              284
  PT Pabrik Kertas Tjiwi Kimia                   1,662,000              275
- PT Tempo Scan Pacific Tbk                        625,000              254
- PT Polysindo Eka Perkasa                       7,358,000              252
- PT Kalbe Farma                                 2,999,600              223
- PT Bimantara Citra                             1,516,300              212
  PT Timah Tbk                                     659,500              196
- PT Citra Marga
    Nusaphala Persada                            3,309,500              189
- PT Sinar Mas Argo                                405,000              177
  PT Aneka Tambang Tbk                           1,218,500              153
  PT Budi Acid Jaya                              2,462,500              148
- PT Duta Pertiwi Tbk                            1,847,500              137
- PT Charoen Pokphand
    Indonesia Tbk                                  393,000              130
- PT Barito Pacific Timber                       2,710,500              116
- PT Jakarta International
    Hotel & Development                          1,406,500              105
- PT Indorama Synthetics                           886,500               86
- PT Mulia Industrindo                           1,867,520               85
- PT Hero Supermarket                              422,500               84
- PT Modern Photo Film Co.                         394,500               72
- PT London Sumatra Indonesia                      664,100               55
- PT Mayora Indah                                  863,440               52
  PT Asahimas Flat Glass                           513,500               48
- PT Ciputra Development                           917,000               47
- PT Daya Guna Samudera                            628,320               41
                                                                 ----------
                                                                     17,828
                                                                 ----------
ISRAEL (7.3%)
- Check Point Software
    Technologies Ltd.                              105,900           22,424
  Teva Pharmaceutical
    Industries Ltd.                                187,346           10,182
  Bezeq Israeli
    Telecommunication Corp., Ltd.                1,091,443            6,082
  Bank Hapoalim Ltd.                             1,799,297            5,218
  ECI Telecom Ltd.                                 131,110            4,687
  Bank Leumi Le-Israel                           2,032,290            4,196
- Orbotech Ltd.                                     28,250            2,624
  Koor Industries Ltd.                              23,610            2,540
  Israel Chemicals Ltd.                          1,728,880            2,113
- Gilat Satellite Networks Ltd.                     30,009            2,082
  IDB Holding Corp., Ltd.                           53,160            2,042
  The Israel Corp. Ltd.-ILS 1 Par                    7,476            1,520
- Galileo Technology Ltd.                           58,200            1,251
- CLAL Insurance Enterprise
    Holdings Ltd.                                   73,238            1,222
- Makhteshim-Agan
    Industries Ltd.                                505,493            1,130

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                    SHARES            (000)
---------------------------------------------------------------------------
  Super Sol Ltd.                                   294,525       $    1,067
  Osem Investment Ltd.                             147,870            1,028
  Matav-Cable Systems Media Ltd.                    38,490              775
- Formula Systems (1985) Ltd.                       13,180              712
- Scitex Corp., Ltd.                                62,800              695
  First International Bank
    of Israel Ltd.                                  81,800              595
  Industrial Buildings Corp.                       403,883              594
  Delta-Galil Industries Ltd.                       24,930              540
  Elbit Systems Ltd.                                36,090              533
  Elite Industries Ltd.                              9,165              515
  Property & Building Corp.                          5,841              511
- Fundtech Ltd.                                     19,200              499
  First International Bank
    of Israel Ltd.                                 314,400              458
  Elco Holdings Ltd.                                48,986              453
  Azorim Investment Development
    & Construction Ltd.                             48,327              446
  The Israel Land Development
    Co., Ltd.                                       41,800              431
  Africa-Israel Investments Ltd.                     3,854              425
- Ormat Industries Ltd.                            133,074              390
- Agis Industries Ltd.                              41,730              385
  American Israeli Paper Mills Ltd.                  5,262              342
  Jerusalem Economic Corp., Ltd.                    64,479              305
- Elbit Medical Imaging Ltd.                        32,110              287
- Africa-Israel Investments
    (1985) Ltd.                                        255              269
  Israel Petrochemical
    Enterprises Ltd.                                46,056              256
  Elite Industries Ltd.                             20,960              223
- Ofer Development &
    Investment Ltd.                                 51,535              207
  Mehadrin Ltd.                                      4,480              136
- Polgat Ltd.                                       21,506               93
  Israel Cold Storage &
    Supply Company Ltd.                             16,300               71
  Ackerstein Industries Ltd.                        49,710               69
  The Israel Corp. Ltd.-ILS 5 Par                      314               26
                                                                 ----------
                                                                     82,649
                                                                 ----------
MALAYSIA
- Aokam Perdana Bhd.                                 8,033               10
                                                                 ----------
MEXICO (15.2%)
  Telefonos de Mexico SA
    Series L                                    16,153,898           46,210
- Grupo Televisa SA (CPO)                        4,529,220           15,585
  Telefonos de Mexico SA
    Series A                                     5,321,880           15,441
- Wal-Mart de Mexico SA                          5,773,755           13,578
  Grupo Modelo SA de CV
    Series C                                     4,760,487           11,074
  Cemex CPO                                      2,160,567           10,151
- Grupo Financiero Banamex
    Accival, SA de CV                            2,056,160            8,666
- Fomento Economico
    Mexica UBD                                   1,580,730            6,759
  Kimberly Clark de Mexico SA
    de CV Series A                               1,868,338            5,326
- Grupo Carso SA de CV
    Series A1                                    1,317,680            4,682
- Grupo Financiero Bancomer,
    SA de CV                                     8,854,950            4,507
  Grupo Bimbo SA                                 2,062,498            3,254
- Savia SA de CV                                   676,810            3,238
- Grupo Mexico SA Series B                       1,012,834            2,856
- Wal-Mart De Mexico SA de CV                    1,019,490            2,356
  Apasco SA de CV                                  391,344            2,251
  Alfa SA de CV Series A                           859,124            1,968
  Groupo Elektra, SA de CV                       1,777,410            1,791
  Controladora Comercial
    Mexicana SA de CV (Units)                    1,571,570            1,472
  Desc SA de CV Series B                         2,199,675            1,411
  Tubos de Acero de Mexico SA                       99,890            1,383
- Grupo Financiero Banamex
    Accival SA de CV Series L                      293,510            1,189
  Grupo Continental SA                           1,058,442            1,078
  Industrias Penoles SA Series CP                  590,959              957
- Grupo Financiero Banorte SA
    de CV                                          685,260              949
  Grupo Industrial Maseca SA
    de CV Series B                               1,323,960              620
  Vitro SA                                         545,860              611
  Grupo Financiero Probursa SA
    de CV Series B                               5,166,556              552
- Empaques Ponderosa SA
    Series B                                       711,600              404
- Empresas ICA Sociedad
    Controladora SA de CV                        1,118,040              316
- Corporacion GEO, SA de CV                        139,000              228
  Grupo Herdez SA Series B                         518,600              190
  Cydsa SA Series A                                138,000              100
- Consorcio G Grupo Dina SA                        649,000               56
                                                                 ----------
                                                                    171,209
                                                                 ----------
PHILIPPINES (1.2%)
  Philippine Long Distance
    Telephone Co.                                  243,479            4,365
  Metropolitan Bank & Trust Co.                    435,374            2,034
  SM Prime Holdings, Inc.                       14,253,420            1,715
  San Miguel Corp. Class B                       1,037,594            1,284
  Manila Electric Co.                              596,493              876
  Ayala Land, Inc.                               6,388,600              813
- Union Bank of the
    Philippines Corp.                              739,000              496
- Petron Corp.                                  13,242,654              435
- Philippine National Bank Corp.                   292,424              382
- Security Bank Corp.                              430,218              274
- Filinvest Land, Inc.                           6,281,720              273
  Universal Robina Corp.                         2,169,700              266
  Ionics Circuit, Inc.                             630,150              138
- Southeast Asia Cement
    Holdings Inc.                               13,742,899              107
  RFM Corp.                                      1,952,400              104
- International Container
    Terminal Services, Inc.                      3,186,532               94
- Union Cement Corp.                             2,300,000               43
- DMCI Holdings, Inc.                            3,118,800               42
- Guoco Holdings
    Philippines, Inc.                            3,781,800               42

---------------------------------------------------------------------------
                                                                     MARKET
EMERGING MARKETS                                                     VALUE*
STOCK INDEX FUND                                    SHARES            (000)
---------------------------------------------------------------------------
- Metropolitan Bank & Trust Co.
    Rights Exp. 7/28/2000                          430,574       $       42
- Music Corp.                                      202,077               23
- Solid Group, Inc.                                566,000               18
                                                                 ----------
                                                                     13,866
                                                                 ----------
POLAND (1.9%)
- Telekomunikacja Polska SA                        812,613            5,822
  Polski Koncern Naftowy SA                        604,951            2,917
  KGHM Polska Miedz SA                             286,561            2,145
  Bank Handlowy W Warszawie                         97,820            1,543
- Elektrim Spolka Akcyjna SA                       110,985            1,274
  Bank Rozwoju Eksportu SA                          32,790            1,016
  Prokom Software SA                                18,850              987
  BIG Bank Gdanski SA                              437,861              890
- Bank Slaski SA w Katowicach                       13,450              724
- Agora SA                                          20,130              532
- Orbis SA                                          63,480              496
  Softbank SA                                        8,918              463
- Optimus SA                                         9,500              441
  Celuloza Zaklady Celulozy i
    Papieru w Swieciu SA                            71,602              378
  Stomil Olsztyn SA                                 48,000              313
- Bank Polska Kasa Opieki Grupa
    Pekao SA                                        25,250              304
- Budimex SA                                        25,600              165
  Mostostal-Export SA                              136,318              148
- Agros Holding SA                                  16,600              135
- Okocimskie Zaklady
    Piwowarskie SA                                  29,600              121
  Przedsiebiorstwo
    Farmaceutyczne JELFA SA                         13,410              115
  Mostostal Zabrze-Holding SA                       22,454               70
- Stalexport SA                                     15,800               64
                                                                 ----------
                                                                     21,063
                                                                 ----------
SOUTH AFRICA (13.1%)
  De Beers Centenary AG                            574,733           13,988
- Dimension Data Holdings Ltd.                   1,387,451           11,482
  Anglo American Platinum Corp.                    315,265            9,087
  South African Breweries Ltd.                   1,126,253            8,406
  M-Cell Ltd.                                    1,718,879            8,328
  Firstrand Ltd.                                 8,002,195            8,262
  Rembrandt Group Ltd.                             760,810            7,339
  Nedcor Ltd.                                      347,001            7,288
  Anglogold Ltd.                                   155,785            6,365
  Sasol Ltd.                                       884,010            5,933
  Sanlam Ltd.                                    3,898,220            4,606
  Investec Bank Ltd.                               116,765            3,934
  Liberty Group Ltd.                               394,033            3,749
  Amalgamated Banks of
    South Africa Group Ltd.                        954,476            3,618
  Impala Platinum Holdings Ltd.                     94,161            3,503
  Bidvest Group Ltd.                               412,189            2,845
  Johnnic Communications Ltd.                      116,070            2,818
  Sappi Ltd.                                       347,317            2,613
  Gold Fields Ltd.                                 658,042            2,582
  Imperial Holdings Ltd.                           301,481            2,455
  BOE Ltd.                                       4,093,310            2,325
  Tiger Brands Ltd.                                240,190            2,154
  Coronation Holdings Ltd.                         137,730            2,153
  Barlow Ltd.                                      311,515            1,875
  Naspers Ltd.                                     214,160            1,785
  Nampak Ltd.                                      744,960            1,610
- MIH Holdings Ltd.                                387,590            1,578
  Metropolitan Life Ltd.                         1,021,070            1,333
  Fedsure Holdings Ltd.                            247,780            1,206
  Pepkor Ltd.                                      320,070            1,152
  Pick'n Pay Stores Ltd.                           713,360            1,147
- African Bank Investments Ltd.                    838,524            1,096
  Metro Cash & Carry Ltd.                        1,750,107            1,084
  JD Group Ltd.                                    153,872            1,021
  Profurn Ltd.                                   1,554,340              917
  Comparex Holdings Ltd.                           477,720              842
  Woolworths Holdings Ltd.                       1,255,400              639
  Tongaat-Hulett Group Ltd.                        142,377              625
  African Life Assurance
    Company Ltd.                                   163,746              623
  Iscor Ltd.                                       365,606              623
  Foschini Ltd.                                    327,932              554
  Reunert Ltd.                                     314,540              464
  Safmarine & Rennies
    Holdings Ltd.                                  915,480              439
  RMB Holdings Ltd.                                281,819              420
  Wooltru Ltd. N Shares                            361,763              419
  Wooltru Ltd.                                     279,029              321
  Primedia Ltd.                                    304,750              227
  Mobile Industries Ltd. Class N                   220,658               10
  Mobile Industries Ltd.                           109,028                5
                                                                 ----------
                                                                    147,848
                                                                 ----------
SOUTH KOREA (20.1%)
  Samsung Electronics                              226,760           75,045
  SK Telecom Co., Ltd.                             116,240           38,052
  Korea Electric Power Corp.                       833,920           25,878
  Korea Telecom Corp.                               79,840            7,032
- Samsung Electro-Mechanics Co.                    100,610            6,307
  Pohang Iron & Steel Co. Ltd. ADR                 225,000            5,400
  Kookmin Bank                                     384,480            4,897
  Hyundai Motor Co. Ltd.                           360,550            4,624
  LG Electronics, Inc.                             158,280            4,429
  H&CB                                             138,980            3,253
  Samsung SDI Co. Ltd.                              64,460            3,093
  Shinhan Bank                                     313,000            2,948
  LG Chemical Ltd.                                 134,060            2,681
  LG Investment & Securities
    Co. Ltd.                                       194,270            2,526
  Samsung Securities Co. Ltd.                      111,570            2,452
  Samsung Fire & Marine
    Insurance Co.                                   72,150            2,006
  Samsung Corp.                                    230,090            1,983
- Anam Semiconductor Inc.                          132,760            1,786
- Korea Exchange Bank                              663,280            1,719
  Hyundai Securities Co.                           161,310            1,606
- Korea Information &
    Communications Co. Ltd.                         24,896            1,596
  Shinsegae Department Store Co.                    35,830            1,575
  Cheil Jedang Corp.                                31,170            1,429
- Samsung Heavy Industries                         293,360            1,371
  Serome Technology Inc.                            31,212            1,263
- Hyundai Engineering &
    Construction Co.                               330,050            1,234

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                    SHARES            (000)
---------------------------------------------------------------------------
- Daewoo Securities                                186,020       $      998
- Daum Communications Corp.                         10,338              983
  Hana Bank                                        150,270              937
  SK Global                                         76,000              910
  Hite Brewery Co.                                  20,370              895
  Daishin Securities Co.                            97,100              862
  KTBNetwork                                        75,320              811
  Dongwon Securities Co.                           111,150              802
  Korean Air                                        93,650              777
  Trigem Computer, Inc.                             37,240              746
- Haansoft Inc.                                     42,090              683
  S1 Corp.                                          43,680              646
  Cheil Communications Inc.                          4,470              583
  Pohang Iron & Steel Co. Ltd.                       6,310              553
- Hanwha Chemical Corp.                            151,890              541
  Hyundai Merchant Marine
    Co., Ltd.                                      125,270              526
  Dae Duck Electronics Co.                          51,160              518
- Doosan Corp.                                      25,190              472
  Daou Technology Inc.                              45,670              442
  Daelim Industrial Co.                             92,080              439
  Kumkang Korea Chemical
    Co., Ltd.                                       12,190              424
  Hankook Tire Co. Ltd.                            201,620              409
  LG Cable Ltd.                                     30,180              409
  Samsung Fine Chemicals Co., Ltd.                  30,130              403
  Medison Co.                                       35,560              388
  Cheil Industrial, Inc.                            60,410              370
- Handysoft Corp.                                   11,522              340
  Mdisae Chemical Corp.                            108,560              320
  Hyosung Corp.                                     41,160              312
- Ssangyong Cement Industrial                      207,600              295
  Hansol Paper                                      59,550              281
  Hanjin Heavy Industries                           85,280              245
  Korea Green Cross Corp.                            5,470              243
- Korea Express Co.                                 48,270              234
  Dong-A Pharmaceutical Co. Ltd.                    12,150              215
  Honam Petrochemical Corp.                         31,530              211
  Korea Zinc Co.                                    16,260              206
  Daesang Corp.                                    116,550              191
  LG Insurance                                      70,540              191
  Kukdo Chemical Co. Ltd.                            5,000              186
  Hyundai Department Store
    Co., Ltd.                                       32,010              178
- Hotel Shilla Co.                                  34,500              154
- Samyang Corp.                                     10,430              109
  Isu Chemical Co. Ltd.                              8,240               54
                                                                 ----------
                                                                    226,677
                                                                 ----------
THAILAND (3.0%)
- TelecomAsia PLC (Foreign)                      4,107,400            4,555
- Advanced Information
    Services (Foreign)                             337,200            4,195
- Thai Farmers Bank PLC
    (Foreign)                                    3,058,520            2,573
  PTT Exploration & Production
    PLC (Foreign)                                  469,000            2,272
  Bangkok Bank PLC (Foreign)                     1,568,710            1,920
- Siam Commercial Bank
    5.25% Cvt. Pfd.                              3,700,580            1,887
  BEC World Public
    Co. Ltd. (Foreign)                             287,123            1,684
- Siam Cement PLC (Foreign)                         86,221            1,618
- Siam City Cement PLC (Foreign)                   373,426            1,409
  Delta Electronics (Thailand)
    Public Company Ltd.                            151,754            1,006
  Hana Microelectronics Co.
    (Foreign)                                      117,700              894
- Charoen Pokphand Foods
    Public Co., Ltd                                554,400              827
- TelecomAsia Corp. Public
    Co. Ltd. (Foreign) Warrants
    Exp. 4/3/2010                                1,020,789              824
  Electricity Generating PLC
    (Foreign)                                      527,300              565
- United Broadcasting Corp. PLC
    (Foreign)                                    1,108,376              551
- Bank of Ayudhya PLC (Foreign)                  2,946,400              526
- Siam Commercial Bank PLC
    (Foreign)                                      908,983              510
- United Communication Industry
    PLC (Foreign)                                  538,500              463
- Thai Petrochemical Industry
    PLC (Foreign)                                3,001,900              375
- Siam Cement PLC (Local)                           32,819              363
  National Petrochemical PLC
    (Foreign)                                      473,700              356
- Land & House PLC (Foreign)                       677,902              354
- Advance Agro PLC (Foreign)                       790,740              348
  Charoen Pokphand Feedmill
    Public Company Ltd.                            202,800              302
- Bangkok Expressway PLC
    (Foreign)                                    1,115,200              284
- Securities One Public Co. Ltd.
    (Foreign)                                    2,563,190              255
  Thai Union Frozen Products
    Public Company Ltd.                            115,500              246
  Banpu PLC (Foreign)                              408,300              198
- Italian-Thai Development PLC
    (Foreign)                                      400,500              191
- Nation Multimedia Group PLC
    (Foreign)                                      313,195              156
- Industrial Finance Corp. of
    Thailand PLC (Foreign)                         701,400              147
  Saha-Union PLC (Foreign)                         524,600              144
  Ayudhya Insurance PLC (Foreign)                   59,200              140
  Regional Container Lines PLC
    (Foreign)                                      146,400              129
  Pizza PLC (Foreign)                               97,100              123
- National Finance & Securities
    PLC (Foreign)                                  852,962              122
  ABN AMRO Asia Securities
    Co. Ltd. (Foreign)                             233,640              104
- Tuntex (Thailand) PLC (Foreign)                  439,300               97
  Sermsuk Public Co. Ltd.                           35,900               90
- Bangkok Bank PLC (Local)                          96,400               75
- Tipco Asphalt PLC (Foreign)                      156,100               75
- Bangkok Land Public
    Co. Ltd. (Foreign)                             479,100               73
  ICC International PLC (Foreign)                   39,200               67

---------------------------------------------------------------------------
                                                                     MARKET
EMERGING MARKETS                                                     VALUE*
STOCK INDEX FUND                                    SHARES            (000)
---------------------------------------------------------------------------
- Bangkok Land Public
    Company Ltd.                                   814,800       $       60
  Sermsuk PLC (Foreign)                             13,800               47
- Tanayong PLC (Foreign)                           908,045               42
  Thai Reinsurance Public Co. Ltd.                  41,900               36
                                                                 ----------
                                                                     33,278
                                                                 ----------
TURKEY (5.6%)
  Turkiye Is Bankasi A.S.
    C Shares                                   786,383,653           16,820
- Yapi ve Kredi Bankasi A.S.                   732,246,073            8,156
  Arcelik A.S.                                 101,944,974            5,019
- Turkiye Garanti Bankasi A.S.                 379,094,675            4,590
  Tupras-Turkiye Petrol
    Rafinerileri A.S.                           63,540,600            3,334
- Eregli Demir ve Celik
    Fabrikalari A.S.                            64,638,650            2,609
  Migros Turk A.S.                              13,214,625            2,453
- Ford Otomotiv Sanayii A.S.                    42,434,000            2,260
- Vestel Elektronik Sanayi ve
    Ticaret A.S.                                 5,879,981            1,780
- Tofas Turk Otomobil
    Fabrikasi A.S.                              91,987,583            1,596
  Ege Biracilik ve Malt
    Sanayii A.S.                                18,430,442            1,205
  Aygaz A.S.                                    29,481,352            1,178
  Netas-Northern Elektrik
    Telekomunikasyon A.S.                        9,447,500            1,052
- Aksigorta A.S.                                48,247,400              954
  Alarko Holdings                               19,770,564              941
  Aksa Akrilik Kimya Sanayii A.S.               23,810,295              865
  Akcansa Cimento A.S.                          54,517,920              854
  Trakya Cam Sanayii A.S.                       68,303,669              783
  Brisa Bridgestone Sabanci
    Lastik San. ve Tic A.S.                     12,029,100              748
  Kordsa Kord Bezi Sanayi ve
    Ticaret A.S.                                23,521,710              721
- Cukurova Elektrik A.S.                           712,000              557
- Ihlas Holding A.S.                            20,579,974              498
  Cisma Cemento A.S.                            25,710,292              488
- Goodyear Lastikleri T.A.S.                    14,565,875              470
- Eczacibasi Ilac Sanayi ve
    Ticaret A.S.                                17,415,000              351
  Adana Cimento Sanayii Turk
    Anonim Sirketi                              21,267,675              326
- Efes Sinai Yatirim Holding A.S.               22,568,200              251
- Sabah Yayincilik A.S.                         48,996,000              206
  Sarkuysan Elektrolitik Bakir
    Sanayi ve Ticaret A.S.                       7,482,739              205
- Doktas Dokumculuk Ticaret
    ve Sanayii A.S.                             14,143,350              199
- Turk Demir Dokum
    Fabrikalari A.S.                            14,899,256              185
  Kartonsan Karton Sanayi ve
    Ticaret A.S.                                 2,936,650              173
  Cimentas Izmir Cimento
    Fabrikasi T.A.S.                             3,802,900              163
  Bagfas Bandirma Gubre
    Fabrikalari A.S.                             4,034,000              161
  Tat Konserve A.S.                              9,853,800              145
  Usas Ucak Servisi A.S.                            60,500              125
  Kav Danismanlik Pazarlama
    ve Ticaret A.S.                              9,776,250              123
  Adana Cimento Sanayii A.S.
    C Shares                                    38,088,831              112
  Turkiye Is Bankasi A.S.                           41,900              101
- Doktas Dokumculuk Ticaret
    ve Sanayi A.S. Rights
    Exp. 7/10/2000                               9,428,900               59
- Raks Elektronik Sanayi ve
    Ticaret A.S.                                 9,014,607               56
                                                                 ----------
                                                                     62,872
                                                                 ----------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,008,469)                                               1,080,854
---------------------------------------------------------------------------

                                                      FACE
                                                    AMOUNT
                                                     (000)
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.9%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.71%, 7/3/2000                                  $55,601           55,601
  6.71%, 7/3/2000--Note H                           10,529           10,529
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $66,130)                                                     66,130
----------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
  (COST $1,074,599)                                               1,146,984
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
----------------------------------------------------------------------------
Other Assets--Note B                                                  8,812
Liabilities--Note H                                                 (29,255)
                                                                 -----------
                                                                    (20,443)
----------------------------------------------------------------------------
NET ASSETS (100%)                                                $1,126,541
============================================================================


*   See Note A in Notes to Financial Statements.

-   Non-income-producing security.

ADR--American Depositary Receipt.

ILS--Israeli Shekel.

----------------------------------------------------------------------------
                                                                     AMOUNT
                                                                      (000)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
Paid in Capital                                                  $1,175,639
Undistributed Net Investment
  Income--Note G                                                     10,120
Accumulated Net Realized
  Losses--Note G                                                   (131,543)
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                                              72,385
  Foreign Currencies                                                    (60)
----------------------------------------------------------------------------
NET ASSETS                                                       $1,126,541
============================================================================


Investor Shares--Net Assets
Applicable to 97,159,191 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $1,102,407
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                    $11.35
============================================================================


Institutional Shares--Net Assets
Applicable to 2,126,956 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $24,134
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                               $11.35
============================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
                                                                                                     VALUE*
TOTAL INTERNATIONAL STOCK INDEX FUND                                              SHARES              (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
------------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Investor Shares                            62,091,151         $1,740,415
Vanguard Pacific Stock Index Fund Investor Shares                             73,946,856            851,128
Vanguard Emerging Markets Stock Index Fund Investor Shares                    24,562,942            278,544
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $2,398,631)                                                                               2,870,087
------------------------------------------------------------------------------------------------------------

                                                                                    FACE
                                                                                  AMOUNT
                                                                                   (000)
------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.71%, 7/3/2000
  (COST $896)                                                                       $896                896
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $2,399,527)                                                                               2,870,983
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------
Other Assets                                                                                         10,118
Liabilities                                                                                         (10,674)
                                                                                                 -----------
                                                                                                       (556)
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------
Applicable to 210,044,017 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                  $2,870,427
============================================================================================================

NET ASSET VALUE PER SHARE                                                                            $13.67
============================================================================================================


*See Note A in Notes to Financial Statements


------------------------------------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------
                                                                                  AMOUNT                PER
                                                                                   (000)              SHARE
------------------------------------------------------------------------------------------------------------
Paid in Capital                                                               $2,401,377             $11.43
Undistributed Net Investment Income                                                  265                 --
Accumulated Net Realized Losses                                                   (2,671)              (.01)
Unrealized Appreciation--Note F                                                  471,456               2.25
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $2,870,427             $13.67
============================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
                                                                                                  VALUE*
DEVELOPED MARKETS INDEX FUND                                                           SHARES      (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.1%)
---------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Investor Shares                                    667,991    $18,724
Vanguard Pacific Stock Index Fund Investor Shares                                     798,424      9,190
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $27,390)                                                                                  27,914
---------------------------------------------------------------------------------------------------------
                                                                                         FACE
                                                                                       AMOUNT
                                                                                        (000)
---------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (21.5%)
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.71%, 7/3/2000
  (COST $6,000)                                                                        $6,000      6,000
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (121.6%)
  (COST $33,390)                                                                                  33,914
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-21.6%)                                                        (6,041)
---------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------
Applicable to 2,696,593 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                  $27,873
=========================================================================================================

NET ASSET VALUE PER SHARE                                                                         $10.34
=========================================================================================================
*See Note A in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                              $33,914
Receivables for Capital Shares Issued                                                              2,758
Other Assets                                                                                           1
                                                                                               ----------
  Total Assets                                                                                    36,673
                                                                                               ----------
LIABILITIES
Payables for Investment Securities Purchased                                                      8,800
                                                                                               ----------
---------------------------------------------------------------------------------------------------------
Net Assets                                                                                       $27,873
=========================================================================================================

---------------------------------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE
---------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                      $27,341     $10.14
 Undistributed Net Investment Income                                                        8        --
 Accumulated Net Realized Gains                                                            --        --
 Unrealized Appreciation--Note F                                                          524        .20
---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                           $27,873     $10.34
=========================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
                                                                                                  VALUE*
INSTITUTIONAL DEVELOPED MARKETS INDEX FUND                                             SHARES      (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
---------------------------------------------------------------------------------------------------------
Vanguard European Stock Index Fund Institutional Shares                               273,183   $  7,658
Vanguard Pacific Stock Index Fund Institutional Shares                                321,845      3,704
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $11,113)                                                                                  11,362
---------------------------------------------------------------------------------------------------------
                                                                                         FACE
                                                                                       AMOUNT
                                                                                        (000)
---------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.71%, 7/3/2000
  (COST $2)                                                                                $2          2
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $11,115)                                                                                  11,364
---------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------
Other Assets                                                                                          --
Liabilities                                                                                           --
                                                                                               ----------
                                                                                                      --
---------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------
Applicable to 1,106,794 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                  $11,364
=========================================================================================================

NET ASSET VALUE PER SHARE                                                                         $10.27
=========================================================================================================
*See Note A in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE
---------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                      $11,102     $10.03
 Undistributed Net Investment Income                                                        8        .01
 Accumulated Net Realized Gains                                                             5         --
 Unrealized Appreciation--Note F                                                          249        .23
---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                           $11,364     $10.27
=========================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds' Income Distributions Received from the other funds' net income have been reduced by their share of the other funds' expenses.

      This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a fund invested in futures contracts during the period, the results of these investments are also shown separately. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds' Capital Gain Distributions Received from the other funds' realized net gains are shown separately from the Net Gain (Loss) realized on the sale of investments in the other funds.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                EMERGING
                                                                           EUROPEAN            PACIFIC           MARKETS
                                                                        STOCK INDEX        STOCK INDEX       STOCK INDEX
                                                                               FUND               FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                            $  71,081          $  12,381         $  13,976
    Interest                                                                    846                685             1,653
    Security Lending                                                          2,017                259                89
                                                                          -----------------------------------------------
        Total Income                                                         73,944             13,325            15,718
                                                                          -----------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                             25                 25                25
        Management and Administrative--Investor Shares                        6,485              3,514             1,946
        Management and Administrative--Institutional Shares                      19                 16                 2
        Marketing and Distribution--Investor Shares                             463                177                80
        Marketing and Distribution--Institutional Shares                         --                 --                --
    Custodian Fees                                                            1,530                705             1,216
    Auditing Fees                                                                 5                  5                 4
    Shareholders' Reports--Investor Shares                                       84                 31                22
    Shareholders' Reports--Institutional Shares                                  --                 --                --
    Trustees' Fees and Expenses                                                   4                  2                 1
                                                                          -----------------------------------------------
        Total Expenses                                                        8,615              4,475             3,296
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        65,329              8,850            12,422
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                               (2,101)             8,340            11,616
    Futures Contracts                                                        (3,391)            (1,005)               --
    Foreign Currencies and Forward Currency Contracts                        (2,716)            (1,069)             (924)
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                     (8,208)             6,266            10,692
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                  (216,466)          (165,701)         (140,159)
    Futures Contracts                                                        (1,389)              (911)               --
    Foreign Currencies and Forward Currency Contracts                             9               (259)               88
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           (217,846)          (166,871)         (140,071)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                             $(160,725)         $(151,755)        $(116,957)
=========================================================================================================================

*Dividends are net of foreign withholding taxes of $2,280,000, $1,313,000, and $775,000, respectively.

STATEMENT OF OPERATIONS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL                        INSTITUTIONAL
                                                                      INTERNATIONAL          DEVELOPED         DEVELOPED
                                                                        STOCK INDEX      MARKETS INDEX     MARKETS INDEX
                                                                               FUND               FUND              FUND
                                                                      ---------------------------------------------------
                                                                         SIX MONTHS
                                                                              ENDED          MAY 8* TO        JUN. 1* TO
                                                                      JUN. 30, 2000      JUN. 30, 2000     JUN. 30, 2000
                                                                      -------------      -------------     --------------
                                                                              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Income Distributions Received                                         $     232               $ --              $ --
    Interest                                                                    226                  8                 8
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                                                   458                  8                 8
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Capital Gain Distributions Received                                       2,954                 --                --
    Investment Securities Sold                                               (4,925)                --                 5
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                     (1,971)                --                 5
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENT SECURITIES                                               (113,207)               524               249
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                             $(114,720)              $532              $262
=========================================================================================================================

*Inception.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------------------------------
                                                             EUROPEAN STOCK                         PACIFIC STOCK
                                                               INDEX FUND                            INDEX FUND
                                                   ----------------------------------------------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   JUN. 30, 2000      DEC. 31, 1999      JUN. 30, 2000     DEC. 31, 1999
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   65,329         $   99,720         $    8,850        $   15,626
    Realized Net Gain (Loss)                              (8,208)            41,918              6,266            15,375
    Change in Unrealized Appreciation (Depreciation)    (217,846)           712,190           (166,871)          738,333
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                   (160,725)           853,828           (151,755)          769,334
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                       --           (103,284)                --           (18,206)
        Institutional Shares                                  --                 --                 --                --
    Realized Capital Gain
        Investor Shares                                  (10,625)           (30,952)                --                --
        Institutional Shares                                  --                 --                 --                --
                                                      -------------------------------------------------------------------
            Total Distributions                          (10,625)          (134,236)                --           (18,206)
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                               795,847          1,625,077            433,421           937,319
    Issued in Lieu of Cash Distributions                   9,880            123,576                 --            16,672
    Redeemed                                            (791,576)          (841,311)          (384,903)         (211,622)
                                                      -------------------------------------------------------------------
        Net Increase--Investor Shares                     14,151            907,342             48,518           742,369
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                               135,925                 --             74,328                --
    Issued in Lieu of Cash Distributions                      --                 --                 --                --
    Redeemed                                                 (34)                --                (58)               --
                                                      -------------------------------------------------------------------
        Net Increase--Institutional Shares               135,891                 --             74,270                --
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                            (21,308)         1,626,934            (28,967)        1,493,497
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                6,106,240          4,479,306          2,526,329         1,032,832
                                                      -------------------------------------------------------------------
    End of Period                                     $6,084,932         $6,106,240         $2,497,362        $2,526,329
=========================================================================================================================
(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                28,230             63,521             37,648            94,959
    Issued in Lieu of Cash Distributions                     331              4,357                 --             1,411
    Redeemed                                             (28,269)           (33,203)           (34,009)          (21,453)
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding                   292             34,675              3,639            74,917
=========================================================================================================================
(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                 4,965                 --              6,699                --
    Issued in Lieu of Cash Distributions                      --                 --                 --                --
    Redeemed                                                  (1)                --                 (5)               --
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding                 4,964                 --              6,694                --
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                              EMERGING MARKETS                 TOTAL INTERNATIONAL
                                                              STOCK INDEX FUND                  STOCK INDEX FUND
                                                   ----------------------------------------------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   JUN. 30, 2000      DEC. 31, 1999      JUN. 30, 2000     DEC. 31, 1999
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   12,422         $   20,534         $      458        $   36,952
    Realized Net Gain (Loss)                              10,692            (44,358)            (1,971)            7,734
    Change in Unrealized Appreciation (Depreciation)    (140,071)           418,174           (113,207)          491,852
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                   (116,957)           394,350           (114,720)          536,538
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                     (983)           (23,915)                --           (36,705)
        Institutional Shares**                                --                 --                 --                --
    Realized Capital Gain
        Investor Shares                                       --                 --             (7,975)           (1,332)
        Institutional Shares**                                --                 --                 --                --
                                                      -------------------------------------------------------------------
            Total Distributions                             (983)           (23,915)            (7,975)          (38,037)
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                               222,620            343,122            643,482           808,009
    Issued in Lieu of Cash Distributions                     916             22,320              7,625            35,237
    Redeemed*                                           (140,439)          (175,220)          (227,564)         (147,650)
                                                      -------------------------------------------------------------------
        Net Increase--Investor Shares                     83,097            190,222            423,543           695,596
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                23,739                 --                 --                --
    Issued in Lieu of Cash Distributions                      --                 --                 --                --
    Redeemed*                                                 --                 --                 --                --
                                                      -------------------------------------------------------------------
        Net Increase--Institutional Shares**              23,739                 --                 --                --
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                            (11,104)           560,657            300,848         1,194,097
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                1,137,645            576,988          2,569,579         1,375,482
                                                      -------------------------------------------------------------------
    End of Period                                     $1,126,541         $1,137,645         $2,870,427        $2,569,579
=========================================================================================================================
(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                18,154             34,157             46,634            66,288
    Issued in Lieu of Cash Distributions                      72              1,856                533             2,544
    Redeemed                                             (12,062)           (17,953)           (16,653)          (12,252)
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding                 6,164             18,060             30,514            56,580
=========================================================================================================================
(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                 2,127                 --                 --                --
    Issued in Lieu of Cash Distributions                      --                 --                 --                --
    Redeemed                                                  --                 --                 --                --
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding**               2,127                 --                 --                --
=========================================================================================================================

 *Emerging Markets Stock Index Fund amounts are net of redemption fees of $767,000 and $1,092,000, respectively.

**The Total International Stock Index Fund does not offer institutional shares.

-------------------------------------------------------------------------------------------------------------------------
                                                               DEVELOPED                      INSTITUTIONAL DEVELOPED
                                                           MARKETS INDEX FUND                    MARKETS INDEX FUND
                                                      -----------------------------        ------------------------------
                                                                 MAY 8* TO                            JUN. 1* TO
                                                             JUN. 30, 2000                         JUN. 30, 2000
                                                                     (000)                                 (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                          $     8                               $     8
    Realized Net Gain                                                   --                                     5
    Change in Unrealized Appreciation (Depreciation)                   524                                   249
                                                      -------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                                  532                                   262
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                               --                                    --
    Realized Capital Gain                                               --                                    --
                                                      -------------------------------------------------------------------
        Total Distributions                                             --                                    --
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                          27,956                                11,102
    Issued in Lieu of Cash Distributions                                --                                    --
    Redeemed                                                          (615)                                   --
                                                      -------------------------------------------------------------------
        Net Increase from Capital Share Transactions                27,341                                11,102
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                       27,873                                11,364
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                 --                                    --
                                                      -------------------------------------------------------------------
    End of Period                                                  $27,873                               $11,364
=========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                           2,757                                 1,107
    Issued in Lieu of Cash Distributions                                --                                    --
    Redeemed                                                           (60)                                   --
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding                           2,697                                 1,107
=========================================================================================================================

*Inception.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares; investment results for the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds include both income and capital gain distributions received from the other funds. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                        EUROPEAN STOCK INDEX FUND INVESTOR SHARES
                                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       ------------------------------------------------------------
THROUGHOUT EACH PERIOD                    JUNE 30, 2000         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $28.82       $25.28       $20.13       $16.57       $14.02       $11.76
==========================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                           .30          .50          .41          .38          .34          .32
    Net Realized and Unrealized Gain (Loss)
        on Investments                            (1.04)        3.69         5.40         3.63         2.63         2.30
                                              ----------------------------------------------------------------------------
        Total from Investment Operations           (.74)        4.19         5.81         4.01         2.97         2.62
                                              ----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            --          (.50)        (.52)        (.37)        (.36)        (.32)
    Distributions from Realized Capital Gains      (.05)        (.15)        (.14)        (.08)        (.06)        (.04)
                                              ----------------------------------------------------------------------------
        Total Distributions                        (.05)        (.65)        (.66)        (.45)        (.42)        (.36)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $28.03       $28.82       $25.28       $20.13       $16.57       $14.02
==========================================================================================================================

TOTAL RETURN*                                    -2.58%       16.62%       28.86%       24.23%       21.26%       22.28%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $5,946       $6,106       $4,479       $2,432       $1,595       $1,017
    Ratio of Total Expenses to
        Average Net Assets                      0.29%**        0.29%        0.29%        0.31%        0.35%        0.35%
    Ratio of Net Investment Income to
        Average Net Assets                      2.19%**        1.99%        1.97%        2.19%        2.45%        2.66%
    Portfolio Turnover Rate                        8%**           7%           7%           3%           4%           2%
==========================================================================================================================

 *Total return figures do not reflect the transaction fee on purchases (0.5% from 11/3/1997 through 3/31/2000, 1.0% from 1995 through 11/2/1997) or the
  $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                          EUROPEAN STOCK INDEX FUND INSTITUTIONAL SHARES
                                                                                                              MAY 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              JUNE 30, 2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $27.22
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                             .12
    Net Realized and Unrealized Gain (Loss) on Investments                                                            .69
                                                                                                           ---------------
        Total from Investment Operations                                                                              .81
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                               --
    Distributions from Realized Capital Gains                                                                          --
        Total Distributions                                                                                            --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                     $28.03
==========================================================================================================================

TOTAL RETURN                                                                                                        2.98%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                             $139
    Ratio of Total Expenses to Average Net Assets                                                                 0.20%**
    Ratio of Net Investment Income to Average Net Assets                                                          2.30%**
    Portfolio Turnover Rate                                                                                          8%**
==========================================================================================================================

 *Inception.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                       PACIFIC STOCK INDEX FUND INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      -------------------------------------------------------------
THROUGHOUT EACH PERIOD                    JUNE 30, 2000         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $12.22      $  7.84        $7.72       $10.51       $11.50       $11.31
==========================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                           .04          .08         .085          .09          .10          .10
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.75)        4.39         .100        (2.79)       (1.00)         .21
                                              ----------------------------------------------------------------------------
        Total from Investment Operations           (.71)        4.47         .185        (2.70)        (.90)         .31
                                              ----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            --          (.09)       (.065)        (.09)        (.09)        (.12)
    Distributions from Realized Capital Gains       --           --           --           --           --           --
                                              ----------------------------------------------------------------------------
        Total Distributions                         --          (.09)       (.065)        (.09)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $11.51       $12.22        $7.84      $  7.72       $10.51       $11.50
==========================================================================================================================

TOTAL RETURN*                                    -5.81%       57.05%        2.41%      -25.67%       -7.82%        2.75%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $2,420       $2,526       $1,033         $827         $978         $831
    Ratio of Total Expenses to
        Average Net Assets                      0.37%**        0.37%        0.40%        0.35%        0.35%        0.35%
    Ratio of Net Investment Income to
        Average Net Assets                      0.73%**        0.95%        1.17%        1.03%        0.89%        0.97%
    Portfolio Turnover Rate                        3%**           6%           4%           8%           9%           1%
==========================================================================================================================

 *Total return figures do not reflect the transaction fee on purchases (0.5% from 1/1/1997 through 3/31/2000, 1.0% in 1995 through 1996) or the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                           PACIFIC STOCK INDEX FUND INSTITUTIONAL SHARES
                                                                                                              MAY 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                              $11.10
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                            .01
    Net Realized and Unrealized Gain (Loss) on Investments                                                           .40
                                                                                                           --------------
        Total from Investment Operations                                                                             .41
                                                                                                           --------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                              --
    Distributions from Realized Capital Gains                                                                         --
                                                                                                           --------------
        Total Distributions                                                                                           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                    $11.51
=========================================================================================================================

TOTAL RETURN                                                                                                       3.69%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                             $77
    Ratio of Total Expenses to Average Net Assets                                                                0.29%**
    Ratio of Net Investment Income to Average Net Assets                                                         0.88%**
    Portfolio Turnover Rate                                                                                         3%**
=========================================================================================================================

 *Inception.
**Annualized.


--------------------------------------------------------------------------------------------------------------------------
                                                                  EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES
                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      -------------------------------------------------------------
THROUGHOUT EACH PERIOD                    JUNE 30, 2000         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $12.50      $  7.91        $9.98       $12.28       $10.75       $10.87
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .12          .24          .27          .24          .18          .15
    Net Realized and Unrealized Gain (Loss)
        on Investments                            (1.26)        4.62        (2.08)       (2.31)        1.52         (.09)
                                                --------------------------------------------------------------------------
        Total from Investment Operations          (1.14)        4.86        (1.81)       (2.07)        1.70          .06
                                                --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.01)        (.27)        (.26)        (.23)        (.17)        (.18)
    Distributions from Realized Capital Gains        --           --           --           --           --           --
                                                --------------------------------------------------------------------------
        Total Distributions                        (.01)        (.27)        (.26)        (.23)        (.17)        (.18)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $11.35       $12.50        $7.91      $  9.98       $12.28       $10.75
==========================================================================================================================

TOTAL RETURN*                                    -9.13%       61.57%      -18.12%      -16.82%       15.83%        0.56%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $1,102       $1,138         $577         $660         $637         $234
    Ratio of Total Expenses to
        Average Net Assets                      0.58%**        0.58%        0.61%        0.57%        0.60%        0.60%
    Ratio of Net Investment Income to
        Average Net Assets                      1.98%**        2.55%        2.99%        1.96%        1.69%        2.00%
    Portfolio Turnover Rate                       40%**          22%          22%          19%           1%           3%
==========================================================================================================================

 *Total return figures do not reflect the transaction fee on purchases (0.5%
  beginning 4/1/2000, 1.0% from 11/3/1997 through 3/31/2000, 1.5% from 1/1/1997 to 11/2/1997, 2.0% in 1995 through 1996), the transaction fee on redemptions (0.5% beginning 4/1/2000, 1.0% through 3/31/2000), or the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                  EMERGING MARKETS STOCK INDEX FUND INSTITUTIONAL SHARES
                                                                                                             JUNE 22* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              JUNE 30, 2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                              $11.16
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                             --
    Net Realized and Unrealized Gain (Loss) on Investments                                                           .19
                                                                                                           --------------
        Total from Investment Operations                                                                             .19
                                                                                                           --------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                              --
    Distributions from Realized Capital Gains                                                                         --
                                                                                                           --------------
        Total Distributions                                                                                           --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                    $11.35
==========================================================================================================================

TOTAL RETURN**                                                                                                     1.70%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                             $24
    Ratio of Total Expenses to Average Net Assets                                                                 0.45%+
    Ratio of Net Investment Income to Average Net Assets                                                          2.17%+
    Portfolio Turnover Rate                                                                                         40%+
==========================================================================================================================

 *Inception.

**Total return figures do not reflect the 0.5% transaction fee on purchases and redemptions.

 +Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INTERNATIONAL STOCK INDEX FUND
                                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     ---------------------------------------- APR. 29* TO
THROUGHOUT EACH PERIOD                             JUN. 30, 2000           1999         1998          1997  DEC. 31, 1996
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $14.31         $11.19      $  9.87        $10.14         $10.26
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                     --            .21          .21           .18           .150
    Capital Gain Distributions Received                      .01            .04          .02           .02           .015
    Net Realized and Unrealized Gain (Loss)
        on Investments                                      (.61)          3.09         1.31          (.28)         (.110)
                                                --------------------------------------------------------------------------
        Total from Investment Operations                    (.60)          3.34         1.54          (.08)          .055
                                                --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      --           (.21)        (.21)         (.17)         (.160)
    Distributions from Realized Capital Gains               (.04)          (.01)        (.01)         (.02)         (.015)
                                                --------------------------------------------------------------------------
        Total Distributions                                 (.04)          (.22)        (.22)         (.19)         (.175)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $13.67         $14.31       $11.19       $  9.87         $10.14
==========================================================================================================================

TOTAL RETURN**                                            -4.21%         29.92%       15.60%        -0.77%          0.55%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $2,870         $2,570       $1,375          $903           $280
    Ratio of Expenses to
        Average Net Assets--Note C                            0%             0%           0%            0%             0%
    Ratio of Net Investment Income to
        Average Net Assets                                0.03%+          2.04%        2.18%         2.19%         1.51%+
    Portfolio Turnover Rate                                  4%+             1%           2%            0%             0%
==========================================================================================================================

 *Inception.

**Total return figures do not reflect the transaction fee on purchases (0.5%
  from 11/3/1997 through 3/31/2000, 0.75% from 1/1/1997 through 11/2/1997, 1.0%
  in 1996) or the $10 annual account maintenance fee applied on balances under $10,000.

 +Annualized.

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                                            DEVELOPED MARKETS INDEX FUND
                                                                                                               MAY 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              JUNE 30, 2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                              $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                             --
    Capital Gain Distributions Received                                                                               --
    Net Realized and Unrealized Gain (Loss) on Investments                                                            .34
                                                                                                            --------------
        Total from Investment Operations                                                                              .34
                                                                                                            --------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                              --
    Distributions from Realized Capital Gains                                                                         --
                                                                                                            --------------
        Total Distributions                                                                                           --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                    $10.34
==========================================================================================================================

TOTAL RETURN**                                                                                                     3.40%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                             $28
    Ratio of Total Expenses to Average Net Assets--Note C                                                             0%
    Ratio of Net Investment Income to Average Net Assets                                                          0.42%+
    Portfolio Turnover Rate                                                                                           0%
==========================================================================================================================

 *Inception.

**Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

 +Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                              INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
                                                                                                              JUNE 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              JUNE 30, 2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                             .01
    Capital Gain Distributions Received                                                                                --
    Net Realized and Unrealized Gain (Loss) on Investments                                                            .26
                                                                                                            --------------
        Total from Investment Operations                                                                              .27
                                                                                                            --------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                               --
    Distributions from Realized Capital Gains                                                                          --
                                                                                                            --------------
        Total Distributions                                                                                            --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                     $10.27
==========================================================================================================================

TOTAL RETURN                                                                                                        2.70%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                              $11
    Ratio of Total Expenses to Average Net Assets--Note C                                                              0%
    Ratio of Net Investment Income to Average Net Assets                                                          0.86%**
    Portfolio Turnover Rate                                                                                            2%
==========================================================================================================================

 *Inception.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Stock Index Funds comprise the European, Pacific, Emerging Markets, and Total International Stock Index Funds, the Developed Markets Index Fund and the Institutional Developed Markets Index Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The European, Pacific, and Emerging Markets Stock Index Funds each seek to match the performance of a distinct international market index by investing in common stocks. The Total International Stock Index Fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The Developed Markets and Institutional Developed Markets Index Funds seek to match the performance of their target index by investing in the European and Pacific Stock Index Funds. The funds' direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: European, Pacific, and Emerging Markets Stock Index
Funds: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value. Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FUTURES AND FORWARD CURRENCY CONTRACTS: The European Stock Index Fund uses FTSE 100 Index futures contracts, and the Pacific Stock Index Fund uses Nikkei 300 Index futures contracts, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The funds may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The funds may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

      The European and Pacific Stock Index Funds enter into forward currency contracts to maintain the same currency exposure as their respective indexes. The funds' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

      Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

      4. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      5. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid in capital.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Stock Index Funds at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

------------------------------------------------------------------------------------------------
                                  CAPITAL CONTRIBUTED        PERCENTAGE            PERCENTAGE
                                      TO VANGUARD              OF FUND            OF VANGUARD'S
INDEX FUND                               (000)               NET ASSETS          CAPITALIZATION
------------------------------------------------------------------------------------------------
European                                 $1,158                0.02%                  1.2%
Pacific                                     451                0.02                   0.5
Emerging Markets                            206                0.02                   0.2
------------------------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds. The special service agreement provides that Vanguard will reimburse the funds' expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the period ended June 30, 2000, were reimbursed by Vanguard.

D. Effective in May 2000, the European, Pacific, and Emerging Markets Stock Index Funds each offer two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense), marketing and distribution, and shareholder reporting. Class-specific expenses for the period ended June 30, 2000, represented the following percentages of average net assets:

-----------------------------------------------------------------------------------------------------
INDEX FUND                                                INVESTOR SHARES*     INSTITUTIONAL SHARES*
-----------------------------------------------------------------------------------------------------
European                                                       0.15%                 0.04%
Pacific                                                        0.22                  0.07
Emerging Markets                                               0.24                  0.05
-----------------------------------------------------------------------------------------------------

*Annualized based on the period from inception of the new institutional shares.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the period ended June 30, 2000, purchases and sales of investment securities other than temporary cash investments were:

----------------------------------------------------------------------------------------------
                                                                           (000)
                                                         -------------------------------------
INDEX FUND                                                    PURCHASES                SALES
----------------------------------------------------------------------------------------------
European                                                      $464,143               $230,796
Pacific                                                        182,384                 40,895
Emerging Markets                                               355,932                218,830
Total International                                            470,238                 50,500
Developed Markets                                               27,390                     --
Institutional Developed Markets                                 11,200                     92
----------------------------------------------------------------------------------------------

F. At June 30, 2000, net unrealized appreciation of investment securities for federal income tax purposes was:

-----------------------------------------------------------------------------------------------
                                                                (000)
                                ----------------------------------------------------------------
                                      APPRECIATED            DEPRECIATED         NET UNREALIZED
INDEX FUND                            SECURITIES             SECURITIES           APPRECIATION
-----------------------------------------------------------------------------------------------
European*                              $2,180,774            $(239,560)            $1,941,214
Pacific                                   633,344             (215,255)               418,089
Emerging Markets                          238,807             (166,422)                72,385
Total International                       472,329                 (873)               471,456
Developed Markets                             524                    --                   524
Institutional Developed Markets               249                    --                   249
-----------------------------------------------------------------------------------------------

*See Note G.

      At June 30, 2000, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

------------------------------------------------------------------------------------------------
                                                                          (000)
                                                          --------------------------------------
                                                              AGGREGATE            UNREALIZED
INDEX FUND/                            NUMBER OF             SETTLEMENT           APPRECIATION
FUTURES CONTRACTS                   LONG CONTRACTS              VALUE            (DEPRECIATION)
------------------------------------------------------------------------------------------------
European/
  FTSE 100 Index, exp. 9/2000              65                 $  6,267                $(222)
Pacific/
  Nikkei 300 Index, exp. 9/2000           404                   11,977                  152
------------------------------------------------------------------------------------------------

      At June 30, 2000, the European and Pacific Stock Index Funds had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

------------------------------------------------------------------------------------------------
                                                              (000)
                                ----------------------------------------------------------------
                                      CONTRACT AMOUNT
                                ---------------------------                         UNREALIZED
INDEX FUND/                       FOREIGN           U.S.        MARKET VALUE IN    APPRECIATION
CONTRACT SETTLEMENT DATE         CURRENCY          DOLLARS       U.S. DOLLARS     (DEPRECIATION)
------------------------------------------------------------------------------------------------
European/
Receive:
  9/22/2000            GBP           4,355        $  6,547         $  6,602          $   55
Pacific/
Receive:
  11/2/2000            AUD           3,367           2,183            2,026            (157)
  9/13/2000            JPY       1,251,661          12,101           11,979            (122)
------------------------------------------------------------------------------------------------

AUD--Australian Dollar.
GBP--Great Britain Pound.
JPY--Japanese Yen.

      The European, Pacific, and Emerging Markets Stock Index Funds had net unrealized foreign currency gains (losses) of $(139,000), $14,000, and $(60,000), respectively, resulting from the translation of other assets and liabilities at June 30, 2000.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      During the six months ended June 30, 2000, the European, Pacific, and Emerging Markets Stock Index Funds realized net foreign currency gains (losses) of $(694,000), $319,000, and $(924,000) respectively, which increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net investment income.

      During 1998, the European Stock Index Fund received securities with a value of $18,093,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, creating a difference between undistributed net investment income and the cost of investments for financial statement and tax purposes. During the six months ended June 30, 2000, the fund realized gains on the sale of these securities of $608,000 which were included in 1998 distributions from net investment income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. At June 30, 2000, the remaining difference of $17,485,000 is reflected in the balance of undistributed net investment income; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.

      For federal income tax purposes, at December 31, 1999, the Pacific and Emerging Markets Stock Index Funds had the following capital losses available to offset future capital gains:

--------------------------------------------------------------------------------------------------
                                                                       CAPITAL LOSS
                                                          ----------------------------------------
                                                                                 EXPIRATION FISCAL
                                                               AMOUNT             YEAR(S) ENDING
INDEX FUND                                                      (000)               DECEMBER 31
--------------------------------------------------------------------------------------------------
Pacific                                                       $104,044               2005-2006
Emerging Markets                                               143,159               2003-2007
--------------------------------------------------------------------------------------------------

H. The market value of securities on loan to broker/dealers at June 30, 2000, and collateral received with respect to such loans were:

----------------------------------------------------------------------------------------------
                                                                           (000)
                                                          ------------------------------------
                                                            MARKET VALUE              CASH
                                                              OF LOANED            COLLATERAL
INDEX FUND                                                   SECURITIES             RECEIVED
----------------------------------------------------------------------------------------------
European                                                      $681,596               $702,560
Pacific                                                        106,181                113,212
Emerging Markets                                                10,171                 10,529
----------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
-------------------------------------------------------------------------------
500 Index Fund
Calvert Social Index(TM) Fund*
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
  Index Fund*
Energy Fund
Equity Income Fund
European Stock Index Fund*
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund*
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund*
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Strategic Equity Fund
Tax-Managed Capital
  Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
-------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
-------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM) Long-Term Treasury
  Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
-------------------------------------------------------------------------------
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
-------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

      For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.

               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

      Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

      The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q722 082000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.